Exhibit 10.3

SALES CONTRACT

BY AND BETWEEN

ROBERTS PROPERTIES RESIDENTIAL, L.P.,
a Georgia limited partnership,

as Seller

and

PIEDMONT FIVE, LLC,

a Georgia limited liability company,

as Purchaser

SALES CONTRACT

This Agreement (the “Agreement”) is made and entered into as of the 11th day of September, 2012 (the “Effective Date”), by and between ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (hereinafter referred to as the “Seller”) and PIEDMONT FIVE, LLC, a Georgia limited liability company (hereinafter referred to as the “Purchaser”).

ARTICLE I — PROPERTY TO BE CONVEYED

A.            Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, upon the terms and conditions hereinafter set forth, that certain parcel of land consisting of approximately 2.937 acres in Land Lot 301 of the 6th District, Gwinnett County, Georgia (hereinafter referred to as the “Land”) described on Exhibit A attached hereto and by this reference incorporated herein and all transferable permits and licenses with respect to the Land or the use, occupancy or development of the Land (all of the foregoing property is hereinafter collectively referred to as the “Property”).

B.            The Property shall include all right, title and interest, if any, of Seller in and to any land lying in the bed of any street, road, highway or avenue, open or proposed, in front of or adjoining all or any part of the Land, any and all strips, gores or rights-of-way, riparian rights and easements, and all right, title and interest of Seller, if any, in and to (a) any award or payment made or to be made (i) for any taking in condemnation or eminent domain of land lying in the bed of any street, road, highway or avenue, open or proposed, in front of or adjoining all or any part of the Land, and (ii) for damage to the Property or any part thereof by reason of any change of grade or closing of any such street, road, highway or avenue.

ARTICLE II — PURCHASE PRICE

A.            The purchase price (hereinafter referred to as the “Purchase Price”) for the Property is ONE MILLION TWO HUNDRED THOUSAND AND NO/100 Dollars ($1,200,000.00) which is FOUR HUNDRED AND EIGHT THOUSAND FIVE HUNDRED AND EIGHTY AND 18/100 Dollars ($408,580.18) per acre for the Property. Subject to all prorations and adjustments provided herein, the Purchase Price shall be paid as follows:

B.            Upon the execution of this Agreement, and in consideration of the premises and other good and valuable consideration contained herein the receipt and sufficiency of which is hereby acknowledged by the parties, Purchaser shall pay directly to Seller the sum of THIRTY THOUSAND AND NO/100 DOLLARS ($30,000.00)(such $30,000.00 is hereinafter referred to as the “Deposit”).  The Deposit is non-refundable to Purchaser except in the event of a default by

Seller hereunder. The Deposit shall be applied toward the Purchase Price due at Closing or otherwise shall be applied as elsewhere provided in this Agreement.

C.            At the Closing, the Purchase Price, less the Deposit already paid to Seller, shall be paid by Purchaser to Seller by wire-transfer of funds immediately available.  Subject to Article IX hereof, Seller shall be responsible for obtaining the release of the Property from any deeds to secure debt and similar instruments secured by the Property.

ARTICLE III — TITLE AND SURVEY OBJECTIONS

A.            Seller has delivered a survey of the Land (which survey also includes some adjacent land owned by Seller not being conveyed to Purchaser) to Purchaser.  Purchaser has obtained a Survey of the Property (the “Survey”) and shall deliver a copy thereof to Seller.  Purchaser has obtained an owner’s title insurance commitment (the “Title Commitment”) issued by Chicago Title Insurance Company (herein in this capacity referred to as the “Title Company”), committing to issue to Purchaser an owner’s title insurance policy in the amount of the Purchase Price, together with legible copies of all matters referred to therein as exceptions to title (any such exceptions set forth in the Title Commitment, the “Permitted Exceptions”).  Purchaser has no objections to Seller’s title to the Property or to any matters relating to the Property disclosed by the Survey.

B.            Purchaser shall have the right to have its title examination and Survey updated until the Closing Date, and if any such update discloses any new title exceptions arising after the examination date shown in the Title Commitment or new survey matters arising after the date of the Survey as to which Purchaser has an objection and which were not listed in the Title Commitment, as to title matters, or which were not shown on the Survey, as to survey matters (any such new matter being referred to as a “new objection”), Purchaser shall promptly deliver to Seller a statement of any such new objections and Seller shall have until the Closing Date to cure all such new objections.  In the event that Seller fails to cure such new objections by the Closing Date (i) Purchaser may terminate this Agreement by written notice to Seller given on the Closing Date, whereupon Purchaser shall receive a full refund of the Deposit from Seller, and thereafter this Agreement shall be null and void and of no further force or effect, and neither Purchaser nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof except for the Inspection Indemnity, or (ii) Purchaser may cure any such new objections voluntarily created by Seller subsequent to the examination date shown on the Title Commitment which can be cured by payment of a liquidated amount of money and deduct the reasonable cost thereof from the Purchase Price otherwise payable by Purchaser at Closing, or (iii) Purchaser may waive such objections and consummate the transaction contemplated herein without reduction of the Purchase Price.

ARTICLE IV — ITEMS TO BE DELIVERED BY SELLER AT CLOSING

At Closing, Seller agrees to deliver the following items to Purchaser.  Drafts of all documents to be delivered at Closing as specified in this Agreement shall be prepared by Seller’s counsel (unless otherwise provided herein) and submitted to Purchaser for review and approval at least five (5) days prior to the Closing Date.

A.            A duly executed Limited Warranty Deed (the “Deed”) in form acceptable for recording, of the type customarily used for commercial real estate transactions in the State of Georgia, conveying to Purchaser or its assigns, fee simple title to the Property subject to the Permitted Exceptions to title pursuant to Article III hereof.

B.            A duly executed affidavit in a form customarily used for commercial real estate transactions in the State of Georgia and which is acceptable to the Title Company in order to delete the standard exceptions for mechanics’ and materialmen’s liens and parties in possession (other than matters which would be shown by a current survey) from the title policy at Closing, showing among other things that all debts for labor and materials in respect of the Property incurred by or on behalf of Seller have been paid in full and that there are no outstanding claims, suits, debts, rights of occupancy, encumbrances, liens or judgments against the Property, except for the Permitted Exceptions pursuant to Article III hereof.

C.            A duly executed Certification of Non-Foreign Status that pursuant to Section 1445 of the Internal Revenue Code, certifies Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

D.            A duly executed Affidavit that pursuant to O.C.G.A. § 48-7-128 et seq., no withholding from the proceeds of the transaction contemplated hereby is required.

E.             Such evidence as is reasonably required by the Title Company and the Purchaser evidencing the authority of Seller to enter into this Agreement and consummate the transaction contemplated herein; provided that any resolution required will be prepared by Seller’s counsel and approved by Purchaser and Title Company.

F.             A Closing Statement evidencing the prorations between Seller and Purchaser and disbursements made in connection with this transaction.

G.            Any other documents referred to or specified in this Agreement and any other documents or agreements deemed necessary or reasonably appropriate by Purchaser’s and Seller’s respective counsel.

ARTICLE V — ITEMS TO BE DELIVERED BY PURCHASER AT CLOSING

At Closing, Purchaser agrees to deliver the following items to Seller:

A.            The Purchase Price as required by and in the manner specified in Article II hereof.

B.            A Closing Statement evidencing the prorations between Seller and Purchaser and disbursements made in connection with this transaction.

C.            Any other documents referred to or specified in this Agreement and any other documents or agreements deemed necessary or reasonably appropriate by Purchaser’s and Seller’s respective counsel.

ARTICLE VI - SELLER’S DELIVERY OF DOCUMENTS

Seller has delivered to Purchaser and Purchaser acknowledges receipt of:

A.	Geotechnical Exploration, prepared by ENERCON Services, Inc., Project No.: GEOTCH003, dated June 19, 2009.

B.	Phase I Environmental Site Assessment, prepared by Environmental Corporation of America, ECA Project No.: E-842-2, dated November 29, 2006.

C.	Gwinnett County Board of Commissioners, Zoning Conditions and Resolution approved May 22, 2007.

D.	Wetlands Delineation, prepared by Gaia Environmental Consulting, Project No.: 2008—52, dated September 23, 2008.

E.	Geotechnical Exploration prepared by Epic Consulting, Inc., Epic Project No.: C6043.03, dated July 18, 2006.

F.	Topographic Survey, prepared by Precision Planning, Project No.: S01386F, dated August 8, 2011.

G.	Survey, prepared by Precision Planning, Project No.:SO1386F, dated August 8, 2011.

H.	Gwinnett County Property Tax Bills — Tax Years 2010 and 2011.

I.	Owner’s Policy of Title Insurance dated December 12, 2006, issued by Commonwealth Land Title Insurance Company under policy number B66-0516072.

ARTICLE VII — APPORTIONMENTS

Seller shall be entitled to receive any income in respect of the Property and shall be obligated to pay all expenses in respect of the Property for all time periods prior to and including the day prior to the Closing Date.  Purchaser shall be entitled to receive all such income and shall be obligated to pay all such expenses for all time periods commencing with the Closing Date.  In the event that any income or any expense item relating to the period prior to the Closing Date is received or appears after the Closing, such item(s) shall be adjusted between the Seller and the Purchaser within ten (10) days after such is discovered.  Without limitation to the foregoing, all real property taxes including the current installment for any assessment (special, bond, or otherwise) shall be apportioned at Closing and in the event that the current year’s taxes are not available as of the Closing Date, the proration shall be based upon such taxes for the preceding year, but such taxes shall be reprorated between Purchaser and Seller as soon as the current year’s taxes are available, immediately upon demand being made therefor by either Purchaser or Seller. The parties acknowledge the Property is part of a larger tax parcel, and Seller and Purchaser agree to prorate taxes based upon the gross number of acres within the tax parcel of which the Property is a part. Notwithstanding the foregoing, Seller and Purchaser desire that the 2012 real property taxes attributable to the Property be paid at Closing and Seller and Purchaser shall cooperate in good faith to coordinate such payment.

This Article VII shall survive the Closing of the transaction contemplated herein.

ARTICLE VIII — TIME AND PLACE OF CLOSING AND CLOSING COSTS

A.            The consummation of the transaction contemplated herein shall take place at the offices of Holt Ney Zatcoff & Wasserman, LLP, as disbursing agent, Atlanta, Georgia, commencing at 10:00 a.m. on September 27, 2012.  The consummation of the transaction contemplated herein is herein referred to as the “Closing”, and the day the Closing occurs is herein referred to as the “Closing Date”.  Purchaser acknowledges that time is of the essence and that Seller requires that the Closing be consummated by the Closing Date to allow Seller sufficient time to file all requisite public disclosures for the reporting period ending September 30, 2012.

B.            At Closing, Seller shall pay the Georgia transfer tax, all costs related to the release of the Property from the Deeds to Secure Debt (defined in Article IX B below) and recording fees incident to the Deed and Deed to Secure Debt.  At Closing, Purchaser shall pay the cost of the Survey, all other recording fees, the cost of the title examination and owner’s title insurance premium, the costs and expenses incident to the legal subdivision of the Property, including but not limited to the work performed by Precision Planning, Inc., and all of Purchaser’s due diligence investigations and inspections with regard to the Property.  Seller and Purchaser will each pay their own attorneys’ fees and any other costs herein specified to be paid by either of them.

C.            Purchaser will pay $91,500.00 at Closing by wire transfer of funds immediately available to be used to pay Seller’s closing costs outlined in Article VIII B above. Any unused funds remaining for the payment of Seller’s closing costs shall be paid to Wells

Fargo Bank, N.A. to further reduce the Seller’s loan balance.  Any amounts required to be paid in excess of the $91,500.00 to pay Seller’s closing costs shall be paid by Seller.

D.            Possession of the Property will be delivered by Seller to Purchaser on the Closing Date subject to the Permitted Exceptions to title pursuant to Article III hereof.

ARTICLE IX — CONDITIONS PRECEDENT

Purchaser has conducted its due diligence and determined that the Property is satisfactory for acquisition and development by Purchaser and that all other conditions precedent of Purchaser have been satisfied.  Purchaser shall not be required to purchase the Property unless the following condition precedent has been satisfied:

A.            Wells Fargo Bank, N.A., successor in interest to Wachovia Bank, National Association, releases the Property as collateral from that certain Deed to Secure Debt and Assignment of Rents dated December 6, 2006, recorded in Deed Book 47355, Page 739, Gwinnett County, Georgia, records (the “Deed to Secure Debt”).  In the event that this condition precedent is not satisfied at Closing, then Seller shall return the Deposit to Purchaser, and thereafter this Agreement shall terminate and be null and void and of no further force or effect, and neither Seller nor Purchaser shall have any further rights, duties, liabilities or obligations to the other by reason hereof, except for the Inspection Indemnity (as hereinafter defined) and Broker Indemnity.

ARTICLE X - DAMAGE, DESTRUCTION OR EMINENT DOMAIN

A.            If, prior to the Closing Date, all of the Property is taken by condemnation or eminent domain or same is pending, this Agreement shall terminate as of the day title to the Property or possession thereof vests in the condemning authority, the Deposit shall be returned by Seller to Purchaser, and upon such return this Agreement shall terminate and be null and void and of no further force or effect and neither Purchaser nor Seller shall have any further rights, remedies, duties, liabilities or obligations to the other hereunder except for the Inspection Indemnity and Broker Indemnity.  If, prior to the Closing Date, there shall be any condemnation or eminent domain proceedings instituted or pending against less than all of the Property, and same would materially interfere with Purchaser’s ability to develop the Property for Purchaser’s intended use, then Purchaser may elect to terminate this Agreement by written notice given to Seller within five (5) days after Purchaser has received notice from Seller of such proceedings.  Upon such notice to Seller the Deposit shall be returned to Purchaser by Seller, and upon such return this Agreement shall terminate and be null and void and of no further force or effect and neither Purchaser nor Seller shall have any further rights, remedies, duties, liabilities or obligations to the other hereunder except for the Inspection Indemnity and Broker Indemnity.  Failure of Purchaser to so notify Seller and Escrow Agent within said five (5) days that Purchaser has elected to terminate this Agreement shall be deemed to mean that Purchaser has elected not to terminate this Agreement.  If Purchaser does not so elect to terminate this Agreement, then the Closing shall take place as provided herein without abatement of the Purchase Price, and there shall be paid to and assigned to Purchaser at the Closing, all interest of Seller in and to any condemnation awards which have been paid or which may be payable to Seller on account of such occurrence.

ARTICLE XI — REMEDIES

A.            Except for the Inspection Indemnity and Broker Indemnity, Seller’s only remedy for Purchaser’s failure to close and consummate its acquisition of the Property as herein required shall be to retain the Deposit, the amount of which shall be and constitute Seller’s liquidated damages, it being otherwise difficult or impossible to estimate Seller’s actual damages, provided, however, that nothing herein shall limit the Inspection Indemnity and Broker Indemnity.  Seller hereby waives any right to specific performance, injunctive relief or other relief to cause Purchaser to perform its obligations under this Agreement, and Seller hereby waives any right to damages in excess of said liquidated damages occasioned by Purchaser’s breach of this Agreement, provided, however, that nothing herein shall limit the Inspection Indemnity and Broker Indemnity.  Seller and Purchaser acknowledge that it is impossible to estimate or determine the actual damages Seller would suffer because of Purchaser’s breach hereof, but that the liquidated damages provided herein represent a reasonable estimate of such actual damages and Seller and Purchaser therefore intend to provide for liquidated damages as herein provided, and that the agreed upon liquidated damages are not punitive or penalties and are just, fair and reasonable.  Seller’s right to receive the specified liquidated damages is in lieu of any other right or remedy, all other rights and remedies being waived by Seller, provided, however, that nothing herein shall limit the Inspection Indemnity and Broker Indemnity.

B.            Purchaser’s only remedy for Seller’s failure to close and consummate the sale of the Property to Purchaser as herein required shall be to either: (i) close the transaction contemplated by this Agreement, thereby waiving such default, or (ii) terminate this Agreement and receive a return of the Deposit from Seller.

ARTICLE XII — NOTICES

Whenever any notice, demand, or request is required or permitted hereunder, such notice, demand or request shall be in writing and shall be hand-delivered in person or sent by FedEx or other nationally recognized overnight delivery service, to the addresses set forth below:

To Purchaser:

Piedmont Five, LLC

5100 Peachtree Parkway

Norcross, Georgia 30092

Attention: Mr. Monty Watson

With a Copy to:

Michael Hay, Esq.

One Sugarloaf Centre

Suite 4000

1960 Satellite Boulevard

Duluth, GA 30097

To Seller:

Roberts Properties Residential, L.P.

c/o Roberts Realty Investors, Inc.

450 Northridge Parkway

Suite 302

Atlanta, GA  30350

Attention: Mr. Charles S. Roberts

With a copy to:

Smith, Gambrell & Russell, LLP

Promenade Two, Suite 3100

1230 Peachtree Street, N.E.

Atlanta, GA  30309

Attention: Jon M. Gallant, Esq.

Holy Ney Zatcoff & Wasserman, LLP

100 Galleria Parkway

Suite 1800

Atlanta, GA  30339

Attention: Sanford H. Zatcoff, Esq.

Any notice, demand, or request which shall be served upon any of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) at the time such notice, demand or request is hand-delivered in person, or (ii) on the day such notices, demands or requests are deposited with FedEx or other nationally recognized overnight delivery service in accordance with the preceding portion of this Article XII.  Any party hereto shall have the right from time to time to designate by written notice to the others such other person or persons and at such other places in the United States as such party desires written notices, demands, or requests to be delivered or sent in accordance herewith; provided, however, at no time shall either party be required to send more than an original and two (2) copies of any such notice, demand or request required or permitted hereunder.  Anything contained in this Article XII to the contrary notwithstanding, all notices from Seller and Purchaser may be executed and sent by their respective counsel.

ARTICLE XIII — ACCESS

Purchaser and its agents and representatives shall have the right to enter upon the Property at any reasonable time during normal business hours prior to the Closing Date for any lawful purpose, including, without limitation, to conduct the due diligence tests; provided, however, Purchaser shall perform no invasive or destructive due diligence tests without first obtaining the prior written consent of Seller, and Purchaser shall pay for all such work performed on the Property and shall not permit the creation of any lien in favor of any contractor, subcontractor, materialman, mechanic, surveyor, architect or laborer.  Purchaser hereby expressly agrees to indemnify, defend and hold Seller harmless against any claim, lien, damage or injury to either persons or property, and all costs and expenses related thereto (including without limitation reasonable attorney’s fees and costs), arising out of Purchaser’s or its agent’s or representative’s actions under this Article XIII.  Prior to entry upon the Property by Purchaser or its agents or representatives, Purchaser shall deliver to Seller a certificate of liability insurance insuring Seller and Purchaser in an amount not less than $1,000,000.00 per occurrence.  Purchaser shall promptly repair all damage to the Property arising from any of its inspections or tests and shall restore the Property to the same condition existing immediately prior to such inspections and tests.  This Article XIII shall survive the Closing of the transaction contemplated herein or any termination of this Agreement.  The indemnity and hold harmless provisions of this Article XIII are herein referred to as the “Inspection Indemnity”.

ARTICLE XIV — BROKER

Purchaser and Seller hereby represent to each other that no real estate broker or agent was involved in negotiating the transaction contemplated herein   In the event any claim(s) for real estate commissions, fees or compensation arise in connection with this Agreement and the transaction contemplated herein, Purchaser and Seller further covenant and agree that the party so incurring or causing such other claim(s) shall indemnify, defend and hold harmless the other party from any loss, claim or damage which the other party suffers because of said other claim(s).  This Article XIV shall survive the Closing of the transaction contemplated herein or any termination of this Agreement. The indemnity and hold harmless provisions of this Article XIV are herein referred to as the “Broker Indemnity”.

ARTICLE XV — REPRESENTATIONS AND WARRANTIES OF SELLER

Whenever a representation or warranty is made in this Agreement “to the best of Seller’s knowledge,” “to Seller’s actual knowledge,” or by using words of similar import or meaning, the same shall mean and refer to the actual, cognitive, but not implied, imputed, or constructive knowledge of Charles S. Roberts, the President of Roberts Realty Investors, Inc., the sole general partner of Seller, and not any thing which he should have known but did not actually know.  Similarly, whenever reference is made in this Agreement to a notice having been received by Seller, the same shall mean and refer to any notice which has actually been received by Charles S. Roberts. Notwithstanding anything herein to the contrary, nothing herein shall render Charles

S. Roberts personally liable for any default by Seller or the untruth of any representations and warranties set forth herein.

To induce Purchaser to enter into this Agreement and to close the transaction described herein, Seller represents and warrants to Purchaser, as of the date hereof, as follows:

A.             Seller has been duly organized and validly exists as a Georgia limited partnership, and Seller is in good standing in the State of Georgia. Seller has the full power and authority and has obtained any and all consents required thereof to carry on its business at the Property, and to enter into, execute, deliver and perform this Agreement and all agreements and documents contemplated hereby.  The execution and delivery of this Agreement and all agreements and documents contemplated hereby, and performance by Seller of its obligations hereunder, have been duly authorized, and no further action or approval of Seller is required to cause this Agreement to be binding, valid, and enforceable against Seller.  To the best of Seller’s knowledge, no action by any federal, state, local, or other governmental agency or instrument is necessary to make this Agreement binding, valid and enforceable against Seller.  To the best of Seller’s knowledge, neither the execution of this Agreement nor its performance by Seller will result in the breach of any mortgage, encumbrance, instrument, restriction, covenant, agreement, or other undertaking to which Seller is a party or by which Seller is bound, other than the Deed to Secure Debt as referenced in Article IX B hereof.

B.             Seller has received no written notice of, and to Seller’s actual knowledge, there is not now pending, any litigation, condemnation or other legal proceeding against the Property or Seller with respect to the Property.

C.             Seller has received no actual knowledge of any failure to comply with all applicable laws for the present use and occupancy of the Property or any applicable:  (i) federal, state and local laws, regulations, ordinances and codes, including without limitation, building, land use, environmental and zoning laws regulations, (ii) development agreements or similar contracts between private parties affecting the development, construction, use and occupancy of the Property, and (iii) judgments, orders or decrees of any court having jurisdiction over Seller or the Property.

Unless (i) a written notice is given by Purchaser to Seller on or before the end of the day which is six (6) months after the Closing Date respecting any violation or default under any of Seller’s representations or warranties contained herein, and (ii) a lawsuit is filed by Purchaser against Seller on or before the end of the day which is seven (7) months after the Closing Date respecting any violation or default under any of Seller’s representations or warranties contained herein, Seller’s representations and warranties contained herein shall be null and void and of no further force or effect and Purchaser shall have no further rights against Seller in connection therewith. Notwithstanding anything herein to the contrary, in the event that Purchaser is aware of the untruth of any of Seller’s representations and warranties hereunder, and Purchaser, notwithstanding such awareness, elects to close upon the Property, then Purchaser will be deemed to have accepted such matter and waived any right to pursue Seller for default following the Closing in connection therewith. The aggregate liability of Seller to Purchaser respecting any and all breaches of Seller’s representations and warranties contained in this Agreement shall be limited to $100,000.00.

EXCEPT AS SET FORTH ABOVE IN THIS ARTICLE XV, SELLER MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTY, AND PURCHASER IS RELYING ENTIRELY ON ITS OWN INVESTIGATIONS OF THE PROPERTY.

ARTICLE XVI — SELLER’S COVENANTS PRIOR TO CLOSING

Seller covenants and agrees with Purchaser from the date hereof and until the Closing or the earlier termination of this Agreement:

A.         From and after the date hereof, Seller shall in connection with the Property:

(i)        Carry on its business in respect of the Property in, and only in, the usual, regular and ordinary course;

(ii)       Perform all of its obligations under agreements and instruments relating to or affecting the Property;

(iii)      Comply with all laws, ordinances, orders, regulations and requirements applicable to it or to the conduct of its business in the usual, regular and ordinary course.

B.         Except as set forth herein, Seller shall not grant a mortgage, restriction or easement further encumbering the Property without Purchaser’s prior written consent.

C.         Seller will not enter into any new service contracts or extend or renew any service contract which does not expire on or before the Closing Date (or which cannot otherwise be terminated by Closing) without obtaining Purchaser’s prior approval which Purchaser agrees not to unreasonably withhold, delay or condition, except service contracts entered into in the ordinary course of business that are terminable without cause and without fee or penalty on thirty (30) days’ notice.

ARTICLE XVII — “AS-IS” SALE

A.            Purchaser acknowledges that except for Seller’s representations, warranties and covenants contained herein and except for the written disclosures delivered to Purchaser by Seller as set forth herein, neither Seller, nor anyone acting or claiming to act for or on behalf of Seller, has made any representations, warranties, promises or statements to Purchaser concerning the Property.  Purchaser further acknowledges and agrees that all material matters relating to the

Property will be independently verified by Purchaser to its full satisfaction within the time provided under this Agreement, that, except as to Seller’s representations, warranties and covenants contained in this Agreement, and in the closing documents, Purchaser will be acquiring the Property based solely upon and in reliance on its own inspections, analyses and conclusions, and that if Purchaser acquires the Property, it will acquire the Property in the Property’s “AS-IS” condition and “AS-IS” state of repair inclusive of all faults and defects, whether latent or patent, or known or unknown.  Without limiting the scope or generality of the foregoing, and subject to the same limitations stated above, (i) Purchaser expressly assumes the risk that the Property may not now or in the future comply with any applicable laws now or hereafter in effect; (ii) Purchaser acknowledges that neither Seller nor anyone acting on Seller’s behalf has made, and Seller is unwilling to make, any representation or warranty whatsoever with respect to the physical nature of the Property.

B.            Purchaser further acknowledges and agrees that any written information or disclosures given by Seller, except for Seller’s representations and warranties set forth herein and except as otherwise provided herein, are given for disclosure purposes only and that they do not constitute representations or warranties that the adverse conditions so disclosed to Purchaser are the only adverse conditions that may exist at or otherwise affect the Property and, without limiting the scope or generality of this Article XVII, Purchaser expressly assumes the risk that adverse physical, environmental, financial and legal conditions or any other material matters may not be revealed by Purchaser’s inspection and evaluation of the Property.

C.            Except as specifically provided herein, Purchaser hereby fully and forever waives, and Seller hereby fully and forever disclaims, all warranties and representations not expressly set forth herein, of whatever type or kind with respect to the Property, whether express, implied or otherwise of fitness for a particular purpose, tenantability, habitability or use.

D.            Purchaser further acknowledges that any information including, without limitation, any engineering reports, architectural reports, feasibility reports, marketing reports, soils reports, environmental reports, materials related to the Property, analyses or data, or other similar reports, analyses, data or information of whatever type or kind which Purchaser has received or may hereafter receive from Seller, its agents, its consultants, or anyone acting or claiming to act on its behalf are furnished without warranty of any kind and with no representation by Seller as to their completeness or accuracy and on the express condition that Purchaser shall make its own independent verification of the accuracy, reliability and sufficiency of such information and that Purchaser will not rely thereon.  Accordingly, Purchaser agrees that under no circumstances will it make any claim, directly or indirectly, against, bring any action, cause of action or proceeding against, or assert any liability upon, Seller, its agents, consultants, contractors, or any other persons who prepared or furnished any of the information to Purchaser hereunder as a result of the inaccuracy, unreliability or insufficiency of, or any defect or mistake in, any of the information provided to Purchaser hereunder.  This Article XVII D has application to third party deliveries and has no application to Seller’s representations and warranties contained in this Agreement.

E.              Purchaser hereby fully and forever releases, acquits and discharges Seller of and from, and hereby fully and forever waives:

(i)             Any and all claims, actions, causes of action, suits, proceedings, demands, rights, damages, costs, expenses or other compensation whatsoever, whether known or unknown, direct or indirect, foreseeable or unforeseeable, absolute or contingent, that Purchaser now has or may have or which may arise in the future arising out of, directly or indirectly, or in any way connected with: (a) any negligent act or omission of Seller (or any person acting for or on behalf of Seller or for whose conduct Seller may be liable), whether or not such negligence be the active, passive or sole negligence of Seller, in connection with Seller’s prior ownership, operation or use of the Property; (b) any condition of environmental contamination or pollution at the Property, however and whenever occurring (including, without limitation, the contamination or pollution of any surface or subsurface soils, subsurface media, surface waters or ground waters at the Property; (c) to the extent not already included in (b), above, the prior, present or future existence, release or discharge, or threatened release, of any hazardous materials at the Property, however and whenever occurring (including, without limitation, the release or discharge, or threatened release, of any hazardous materials into the air at the Property, or into any soils, subsoils, surface waters or ground waters at the Property); (d) the violation of any applicable law now or hereafter in effect, however and whenever occurring, with respect to the Property; (e) geologic and seismic conditions at the Property, and soil and subsoil conditions at the Property; or (f) the condition of the Property (including, without limitation, any non-compliance thereof with building codes, other applicable laws, and private restrictions).

(ii)            Any and all damages; losses; costs; judgments; fines and penalties; fees; expenses; or other compensation whatsoever arising out of, directly or indirectly, or in any way connected with, any of the matters described in clauses (a) through (f) of Article XVII E (i).

(iii)           Any claim for or right to indemnification, contribution or other compensation based on or arising under the Comprehensive Environmental Response, Compensation and Liability Act, as amended (“CERCLA”), 42 U.S.C. §9601, et seq., or the Resource Conservation and Recovery Act, as amended (“RCRA”), 42 U.S.C. §6901, et seq., or any similar or other applicable law now or hereafter in effect.

(iv)          Any claim for or based on trespass, nuisance, waste, negligence, negligence per se, strict liability, ultrahazardous activity, indemnification, contribution or other theory arising under the common law of the State of Georgia (or any other applicable jurisdiction) or arising under any applicable law now or hereafter in effect.

For purposes of this Article XVII E, the word “at” also means on, beneath, in, above, and in the vicinity of.

F.             The provisions of this Article XVII shall survive Closing.  Purchaser hereby acknowledges and agrees that the provisions of this Article XVII are material and included as a material portion of the consideration given to Seller by Purchaser in exchange for Seller’s performance under this Agreement and that Seller has given Purchaser material concessions regarding this transaction in exchange for Purchaser agreeing to the provisions of this Article XVII.

ARTICLE XVIII — MISCELLANEOUS

A.            This Agreement cannot be changed or modified other than by a written agreement executed by both Purchaser and Seller.

B.            Irrespective of the place of execution or performance, this Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.  This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted.  If any words or phrases in this Agreement shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Agreement shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Agreement and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated.  All terms and words used in this Agreement regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

C.            Time is of the essence of this Agreement and each term and provision hereof.  In the event that the last day for performance of any matter herein falls on a Saturday, Sunday or legal holiday, the time for performance shall automatically be extended to the next business day.

D.            If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such terms, covenants and conditions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant and condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

E.             All rights, powers and privileges conferred hereunder upon the parties unless otherwise provided shall be cumulative and not restricted to those given by law.

F.             No failure of any party to exercise any power given such party hereunder or to insist upon strict compliance by any other party to its obligations hereunder, and no custom or practice of the parties in variance with the terms hereof, shall constitute a waiver of any party’s right to demand exact compliance with the terms hereof.

G.            Purchaser reserves the right to waive, in whole or in part, any condition or contingency herein which is for the Purchaser’s benefit.

H.            Subject to Article XVIII J hereof, the provisions of this Agreement shall extend to, bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and the legal representatives of their estates.

I.              This Agreement may not be assigned by Purchaser without Seller’s prior written consent (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, Purchaser shall not be required to obtain Seller’s consent if the assignment is to an entity owned or controlled by Robert D. Cheeley. No assignment by Purchaser shall relieve Purchaser of any of Purchaser’s obligations hereunder and Purchaser shall promptly provide Seller a copy of any assignment.

J.              Anything contained in this Agreement to the contrary notwithstanding, (i) except as specifically set forth in this Agreement to the contrary, the terms and provisions of this Agreement shall not survive Closing and shall be merged into the Deed; and (ii) except as specifically set forth in this Agreement to the contrary, Seller does not make any warranties or representations of any kind or character, expressed or implied, with respect to the Property, its physical condition, income to be derived therefrom or expenses to be incurred with respect thereto, or any other matter or thing relating to or affecting the Property, and there are no oral or written agreements, warranties or representations with respect to the Property, except as otherwise expressly set forth in this Agreement.

K.            Seller and Purchaser each shall have the right to consummate the transaction contemplated in this Agreement as part of an exchange of like-kind property pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder.  Seller and Purchaser agree to cooperate with each other to effect such an exchange for Seller, Purchaser or both of them provided, however, (i) the ability of a party to effect an exchange shall not be a condition precedent to that party’s obligations under this Agreement, (ii) an exchange being effected by a party shall not result in any additional cost (other than a nominal cost) to the other party; (iii) neither party shall be obligated to take title to any other real property in order to effect such an exchange for the other party; (iv) no exchange shall delay the Closing Date; and (iv) any exchange being effected by a party shall be effected by means of that party’s use of a qualified intermediary.

L.             This Agreement may be executed in one or more counterparts, each of which shall constitute an originally executed Agreement, and it shall not be necessary that each party execute the same counterpart of this Agreement as long as each party executes one or more counterparts of this Agreement. Delivery of any executed counterpart of the signature page to this Agreement and any amendment hereto by facsimile or pdf shall be as effective as delivery of a manually executed counterpart of this Agreement and any amendment hereto and shall be given full legal effect in accordance with the Uniform Electronic Transactions Act codified at O.C.G.A. §10-12-2.

M.           Purchaser agrees not to record this Agreement or any memorandum hereof in any public records, and that such recordation by or at the instance of Purchaser shall constitute a default under this Agreement.

N.            Purchaser shall keep confidential and not make any public announcement or disclose to any person the existence or any terms of this Agreement, any information disclosed by Seller to Purchaser which is not generally known to the public (the “Confidential Information”); provided, however, that Purchaser shall be permitted to (i) disclose any Confidential Information to the extent required by court order or under applicable law, or (ii) disclose any Confidential Information to any person on a “need-to-know” basis, such disclosure to include disclosure to their respective directors, officers, partners, members, employees, attorneys, accountants, engineers, surveyors, consultants, managers, and such other persons whose assistance is required to consummate the transactions contemplated in this Agreement.

ARTICLE XIX — DEVELOPMENT ISSUES AND RELATED OBLIGATIONS

A.            Legal Description for the Property and Survey.  Purchaser and Seller acknowledge that the legal description for the Property is the metes and bounds description of the Property set forth on Exhibit A attached hereto.  Purchaser shall engage Precision Planning, Inc. (“Surveyor”) to prepare the Survey, with legal description, depicting the final and precise boundary lines for the Property (the “Survey”) and pay directly to Surveyor all cost and expense incurred by Surveyor in the preparation of the Survey. Purchaser and Seller acknowledge and agree to cooperate in good faith to file, obtain all necessary signatures, and to record prior to or at Closing, a subdivision plat or recombination plat (as applicable in Gwinnett County, Georgia) which legally effects (i) the subdivision of the Property from the larger tract of real estate of which the Property is a part, and (ii) the legal combination of the Property with the Bank Property (as defined below) into a singular land parcel.

B.            Restrictive Covenants.  Purchaser hereby acknowledges that Seller intends to impose certain restrictive covenants (the “Restrictive Covenants”) upon (i) the Property, and (ii) the entirety of the real property contiguous with the Property and currently owned by Purchaser upon which property a branch of Piedmont Bank is currently located (the “Bank Property”; the Property and the Bank Property, together, the “Combined Property”) at Closing for the benefit of the adjacent real property currently owned by Seller (the “Apartment Property”). The Restrictive Covenants shall be in the form attached hereto as Exhibit B, and by its attachment hereto, Purchaser hereby acknowledges and agrees with the form and substance of the Restrictive Covenants and hereby approves it as a Permitted Exception for all purposes under Article III.

C.            Access Easement and Landscaping Agreement.  At Closing, Purchaser and Seller shall enter into (i) a permanent, non-exclusive, irrevocable access easement for the benefit of the Combined Property over and across that certain cross-hatched portion of the Apartment Property visually depicted as the “Permanent Access Easement” on Exhibit C-1 attached hereto to provide vehicular and pedestrian access from Peachtree Parkway to the Combined Property, and (ii) a temporary construction easement over and across that certain hatched area visually depicted as the “Temporary Construction Easement” on Exhibit C-2 attached hereto to provide Purchaser with certain rights to construct the entry driveway thereon (each of (i) and (ii) together, the “Access Easement”).  The Access Easement shall be in the form attached hereto as Exhibit C, and by its attachment hereto, Purchaser hereby acknowledges and agrees with the form and substance of the Access Easement and hereby approves it as Permitted Exception for all purposes under Article III. At Closing, Purchaser and Seller will enter into such Access Easement and Landscaping Agreement to be recorded in the public records.

The Access Easement shall further provide that  (A)  the then owner of the Apartment Property (the “Apartment Owner”), shall have the right, but not the obligation, to construct the aforementioned entry driveway prior to July 31, 2013; (B) Apartment Owner shall provide detailed cost estimates to Purchaser for Purchaser’s approval (which approval will not be unreasonably withheld) prior to the commencement of construction of the entry driveway; (C) Apartment Owner shall initially pay all construction and maintenance costs, provided that Purchaser shall reimburse Apartment Owner for one-half of all construction and maintenance costs of the entry driveway; (D) In the event that Apartment Owner elects not to construct the entry driveway on or before July 31, 2013, then Purchaser shall have the right to install the entry driveway within the Access Easement (pursuant to plans and specifications reviewed and approved by Apartment Owner).   Purchaser shall then initially pay all design, permitting and construction costs, provided that Apartment Owner shall reimburse Purchaser for one-half of all design, permitting and construction costs of the entry driveway and related improvements located within the Permanent Access Easement.  The party constructing the entry driveway, curb cuts and related improvements shall have the sole and exclusive right to use the aforesaid entry driveway, curb cuts and related improvements until such time as the non-constructing party pays in full all amounts owed for reimbursements for construction costs as set forth in this Paragraph.  Purchaser shall have no obligation to contribute or reimburse Apartment Owner for the cost incurred by Apartment Owner in the extension of the entry driveway from the Permanent Access Easement to serve the Apartment Property.  Once the permanent entry driveway is completed, and both parties have fully paid for their respective costs as provided herein, Apartment Owner shall be obligated to maintain and repair the driveway improvements at its sole cost and expense, subject to Purchaser reimbursing Apartment Owner for one-half of said cost.

Purchaser and Seller acknowledge that in connection with obtaining all necessary governmental approvals  required for the construction of the aforementioned entry driveway, Apartment Owner is obligated to pay THIRTY THOUSAND AND NO/100 ($30,000.00) (the “Signalization Fee”) to the appropriate governing authority in connection with the signalization of the intersection of Peachtree Parkway and the proposed entry driveway. At Closing, Purchaser and Seller will each escrow with The Piedmont Bank, the amount of FIFTEEN THOUSAND DOLLARS ($15,000.00) (the “Signalization Funds”), to be held pending the commencement of such signalization work.  At such time as either Purchaser or Apartment Owner elects to commence the construction of the entry driveway pursuant to item (C) above, then Purchaser or Apartment Owner shall direct The Piedmont Bank to pay over the Signalization Funds to the appropriate governing authority.

The Apartment Owner will agree in writing to support Purchaser’s application or petition with Gwinnett County, Georgia, or other municipal or governmental authorities as may be applicable, for the reduction of any landscape or other buffer located along the side and rear of the Property.

Provided, however, that any such reduced landscape strip shall not be less than (i) twenty (20) feet in width for the rear of the Property, and (ii) twenty-five (25) feet in width for the side of the Property (said rear and side buffer together, the “Landscape Strip”).

Purchaser shall agree to install and maintain landscaping and landscaping barriers within the Landscape Strip pursuant to a landscaping plan to be agreed upon in writing as approved by Apartment Owner and Gwinnett County, Georgia, or other municipal or governmental authorities as may be applicable. Apartment Owner agrees, at no cost to Apartment Owner, to actively support any rezoning or variance request of the Purchaser related to the Landscape Strip.

D.            Purchaser’s Rezoning of the Property.  Apartment Owner agrees not to oppose Purchaser’s rezoning of the Property and agrees, at no cost to Apartment Owner, to support Purchaser’s rezoning of the Property to a commercial zoning classification before and after Closing. Purchaser agrees at or before Closing to reimburse Seller for all mutually agreed upon expenses that Seller has incurred and will continue to incur until Closing in the pursuit and furtherance of Purchaser’s rezoning of the Property for commercial use including the costs for the release of any deed restrictions, entitlement costs, legal fees and costs for surveying, site planning, subdividing, and engineering.  This provision shall survive the Closing hereunder.

E.             Berm Agreement.  The parties hereto acknowledge that there now exists a natural berm located upon the Combined Property (the “Berm”). For the benefit of Apartment Owner, Purchaser and Seller hereby agree to enter into at Closing an agreement (the “Berm Agreement”) which shall provide that the Apartment Owner shall have the right, but not the obligation, to grade and remove all or portions of the Berm located on the, (the real property currently owned by Purchaser upon which property a branch of Piedmont Bank is currently located, the “Bank Property”. The Property and the Bank Property, together, the “Combined Property”) Combined Property within the area cross-hatched on Exhibit D and identified as the “Grading Easement Area” and use such soils for fill and grading purposes on the Apartment Property (including without limitation, for purposes of the Grading Easement (as defined below)) as part of the intended development of the Apartment Property. The Apartment Owner will be responsible, at its sole cost and expense, for the design, permitting and construction necessary to complete the Berm removal.  Among other items Seller and Purchaser deem necessary, the Berm Agreement shall provide for the following:

a.              A grading easement for the benefit of the Apartment Property to allow the Apartment Owner, the right to enter upon the Grading Easement Area for grading and temporary construction purposes, as may be required to grade the Apartment Property (the “Grading Easement”).

b.              Apartment Owner will have the right, but not the obligation, to remove the Berm from the Grading Easement Area as and to the extent Apartment Owner deems necessary to level, balance, and grade the Apartment Property and/or the Grading Easement pursuant to a grading plan (the “Grading Plan”), which Grading Plan will provide, among other things, that the graded elevation of the Grading Easement Area after Berm removal shall be at 1015.00 feet. The Grading Plan will be agreed upon between Apartment Owner and Purchaser following the Closing hereunder;

c.               The rights of Apartment Owner set forth in the Berm Agreement shall be exclusive and shall survive the Closing and shall be memorialized in the public records, and shall run with the Combined Property for the benefit of the Apartment Property;

d.              The Apartment Owner shall provide written notice to Purchaser, on or before March 31, 2013, of its intention to remove the Berm (“Removal Notice”). The removal of the Berm shall be at the sole cost and expense of Apartment Owner and will be completed by July 31, 2013. In the event the Apartment Owner fails to provide the Removal Notice, then Purchaser agrees that it shall be fully responsible for the removal of the Berm, at Purchaser’s sole cost and expense, by July 31, 2013.  Purchaser agrees that the graded elevation of the Grading Easement Area after Berm removal by Purchaser shall be at 1015.00 feet; and

e.               Purchaser and Apartment Owner will provide each other with the requisite easements, access rights, and temporary construction rights necessary to enter upon the Combined Property to remove the Berm and perform the grading obligations with respect thereto.

The Berm Agreement shall be in the form attached hereto as Exhibit D, and by its attachment hereto, Purchaser hereby acknowledges and agrees with the form and substance of the Berm Agreement and hereby approves it as a Permitted Exception for all purposes under Article III. At Closing, Purchaser and Seller will enter into such Berm Agreement to be recorded in the public records.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, sealed and delivered as of the day and year first above written.

SELLER:

ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership

By:	Roberts Realty Investors, Inc., a Georgia corporation, its sole general partner

	By:	/s/ Charles S. Roberts
Charles S. Roberts
President

(CORPORATE SEAL)

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PURCHASER:

PIEDMONT FIVE, LLC, a Georgia limited liability company

By:	/s/ Monty G. Watson
Name:	Monty G. Watson
Its:	Managing Member

EXHIBIT A Page 1 of 2 LEGAL DESCRIPTION All that tract or parcel of land lying and being in Land Lot 301 of the 6th Land District, Gwinnett County, Georgia and being more particularly described as follows: TO FIND THE POINT OF COMMENCEMENT, begin at the intersection of the Northerly Right-of-Way of Peachtree Corners Circle (Right-of-Way Varies) and the Easterly Right-of-Way of Peachtree Parkway a.k.a. State Route 141 (Right-of-Way varies) if extended to form a Point; THENCE following along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, along a curve to the left having a radius of 11459.16 feet and an arc length of 12.26 feet and being subtended by a chord of North 28 degrees 40 minutes 36 seconds East for a distance of 12.26 feet to a Point; THENCE along a curve to the left having a radius of 1145916 feet and an arc length of 227.46 feet and being subtended by a chord of North 29 degrees 16 minutes 33 seconds East for a distance of 227.46 feet to a Point; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 197.39 feet to a Point; THENCE North 43 degrees 52 minutes 53 seconds East for a distance of 103.08 feet to a Concrete Monument Found; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 98.83 feet to a Concrete Monument Found; THENCE North 16 degrees 30 minutes 43 seconds East for a distance of 102.54 feet to a Concrete Monument Found; THENCE North 29 degrees 23 minutes 40 seconds East for a distance of 400.40 feet to a Concrete Monument Found; THENCE North 36 degrees 42 minutes 59 seconds East for a distance of 44.14 feet to a Point, said point being THE POINT OF BEGINNING. THENCE from said point as thus established and continuing along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, North 36 degrees 42 minutes 59 seconds East for a distance of 120.50 feet to a 3/4” Open Top Pipe; THENCE leaving said Right-of-Way North 55 degrees 35 minutes 52 seconds East for a distance of 699.74 feet to a Point, said Point being along the Southerly Right-of-Way of Medlock Bridge Road (R/W Varies); THENCE following along said Right-of-Way South 30 degrees 19 minutes 01 seconds East for a distance of 135.00 feet to a Point; THENCE Leaving said Right-of-Way South 66 degrees 51 minutes 51 seconds West for a distance of 215.52 feet to a Point; THENCE South 34 degrees 57 minutes 42 seconds West for a distance of 513.41 feet to a Point; THENCE North 59 degrees 59 minutes 32 seconds West for a distance of 260.00 feet to a Point, said point being THE POINT OF BEGINNING. Said property contains 2.937 acres.

EXHIBIT A — Page 2 of 2

EXHIBIT B

After recording please return to:

Ms. Catherine S. Moore

Holt Ney Zatcoff & Wasserman, LLP.

100 Galleria Parkway, Suite 1800

1960 Satellite Boulevard

Atlanta, Georgia  30339

RESTRICTIVE COVENANT

THESE RESTRICTIVE COVENANTS (the “Restrictive Covenants”) are made and declared this   , day of September, 2012 (the “Effective Date”), by ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (“Roberts”).

Witnesseth

WHEREAS, Roberts is the owner of that certain 20.61 acre tract of real property described on Exhibit A attached hereto and made a part hereof (the “Benefitted Property”); and

WHEREAS, Roberts has, of even date herewith, sold that certain 2.937 acre tract of real property which is a part of the property described on Exhibit B attached hereto and made a part hereof (the “Burdened Property”); and

WHEREAS, Roberts intends to sell or develop the Benefitted Property for the purpose of constructing a Class A multi-family apartment community thereon (the “Project”); and

WHEREAS, Roberts desires, for the benefit of the Benefitted Property and the Project, that the Burdened Property be encumbered by certain Restrictive Covenants as more particularly set forth herein.

NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid, Roberts, intending to be legally bound, hereby promises, declares and agrees as follows:

1.             Burdened Property Use Restriction.  For so long as the Restrictive Covenants are binding pursuant to Section 5 hereof, the following shall be prohibited uses of the Burdened Property:

animal hospitals; veterinary clinics; tattoo or piercing parlors; adult bookstores or entertainment; drive-thru fast food service; automotive car wash; automotive parts store; billboards; building, electrical or plumbing contractors; funeral homes or mausoleums; furniture rental establishments; convenience food stores with or without fuel pumps; emission inspection stations; equipment rental; hotels and motels; on-site laundry or dry cleaning establishments; self service or coin operated laundries; liquor stores; mobile buildings; public parking lots and garages; plant nursery sales facility; recreation facilities which exceed 3,500 square feet (but may be up to 4,000 square feet for a Spa Sydell, or similar, type use); recovered materials processing facility; taxidermist; yard trimmings composting facility; clubs, lodges, fraternal institutions and meeting halls; caretaker or watchman quarters; auto body repair shops; auto repair shops or tire stores; automotive service stations with or without fuel pumps; building material sales with outdoor storage, contractors offices or the outside storage of equipment or materials; heavy equipment and farm equipment sales and service and truck rental; mini-warehouse storage facilities; mobile home or mobile building leasing or sales lots; taxi cab or limousine services; outdoor storage of any type; pest control businesses; pet shops or grooming establishments; lounges; daycare or other child care services; fast food restaurants with or without drive-thru; and any temporary uses.

2.             Landscape and Design Review.  For so long as the Restrictive Covenants are binding pursuant to Section 5 hereof, the Burdened Property shall be subject to the following:

The Burdened Property is to be generally developed as a forum/avenues style retail development and should include retail elements similar in “look and feel” to the existing development immediately across Peachtree Parkway and currently known as “The Forum.”

3.             Grading Elevation.  For so long as the Restrictive Covenants are binding pursuant to Section 5 hereof, no vertical construction of physical improvements shall commence upon the Burdened Property unless the Burdened Property has been graded to an elevation of  1015.00  feet.

4.             Binding Effect.  These Restrictive Covenants shall run with the title to the Burdened Property and the Benefitted Property.

5.             Term of Restrictive Covenants.  These Restrictive Covenants shall be binding upon the Burdened Property until one year following the date of the second conveyance of the Benefitted Property following the date hereof or at such time as the owner of the Benefitted Property records a release of these Restrictive Covenants.  These Restrictive Covenants may be amended only in a writing executed by the owner of the Burdened Property and the owner of the Benefitted Property.

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2

IN WITNESS WHEREOF, Roberts has caused this Restrictive Covenant to be signed, sealed and delivered as of the day and year first above written.

Signed, sealed and delivered in the presence of:	ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership

	By:	Roberts Realty Investors, Inc., a Georgia corporation, sole general partner
Unofficial Witness

By:
Notary Public			Charles S. Roberts
President
(NOTARY SEAL)

3

EXHIBIT A Page 1 of 3 LEGAL DESCRIPTION APARTMENT PROPERTY All that tract or parcel of land lying and being in Land Lot 301 of the 6th Land District, Gwinnett County, Georgia and being more particularly described as follows: TO FIND THE POINT OF COMMENCEMENT, begin at the intersection of the Northerly Right-of-Way of Peachtree Corners Circle (Right-of-Way Varies) and the Easterly Right-of-Way of Peachtree Parkway a.k.a. State Route 141 (Right-of-Way varies) if extended to form a Point; THENCE following along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, along a curve to the left having a radius of 11459.16 feet and an arc length of 12.26 feet and being subtended by a chord of North 28 degrees 40 minutes 36 seconds East for a distance of 12.26 feet to a Point; THENCE along a curve to the left having a radius of 11459.16 feet and an arc length of 227.46 feet and being subtended by a chord of North 29 degrees 16 minutes 33 seconds East for a distance of 227.46 feet to a Point; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 197.39 feet to a Point; THENCE North 43 degrees 52 minutes 53 seconds East for a distance of 103.08 feet to a Concrete Monument Found; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 36.23 feet to a Point, said point being THE POINT OF BEGINNING. THENCE from said point as thus established and continuing along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, North 29 degrees 50 minutes 43 seconds East for a distance of 62.60 feet to a Concrete Monument Found ; THENCE North 16 degrees 30 minutes 43 seconds East for a distance of 102.54 feet to a Concrete Monument Found; THENCE North 29 degrees 23 minutes 40 seconds East for a distance of 400.40 feet to a Concrete Monument Found; THENCE North 36 degrees 42 minutes 59 seconds East for a distance of 44.14 feet to a Point; THENCE leaving said Right-of-Way South 59 degrees 59 minutes 32 seconds East for a distance of 260.00 feet to a Point; THENCE North 34 degrees 57 minutes 42 seconds East for a distance of 513.41 feet to a Point; THENCE North 66 degrees 51 minutes 51 seconds East for a distance of 215.52 feet to a Point along the Southerly Right-of-Way of Medlock Bridge Road (Right-of-Way Varies); THENCE along said Right-of-Way South 30 degrees 19 minutes 01 seconds East for a distance of 165.05 feet to a Point; THENCE South 24 degrees 53 minutes 59 seconds East for a distance of 252.35 feet to a Point; THENCE South 33 degrees 47 minutes 34 seconds East for a distance of 101.46 feet to a Point; THENCE South 33 degrees 55 minutes 24 seconds East for a distance of 17.40 feet to a Point; THENCE South 17 degrees 43 minutes 40 seconds East for a distance of 111.68 feet to a Point; THENCE leaving said Right-of-Way South 60 degrees 52 minutes 04 seconds West for a distance of 181.02 feet to a Point; THENCE South 16 degrees 32 minutes 05 seconds East for a distance of 199.48 feet to a 3/4” Crimp Top Pipe; THENCE North 67 degrees 29 minutes 55 seconds East for a distance of 176.93 feet to a Point along the Southerly Right-of-Way of Medlock Bridge Road (Right-of-Way Varies); THENCE along said Right-of-Way South 16 degrees 33 minutes 07 seconds East for a distance of 39.30 feet to a Point; THENCE leaving said Right-of-Way South 67 degrees 09 minutes 14 seconds West for a distance of 168.19 feet to a 1/2” Rebar Found; THENCE South 59 degrees 05 minutes 36 seconds West for a distance of 38.52 feet to a 1/2” Rebar Found; THENCE North 29 degrees 23 minutes 16 seconds West for a distance of 39.67 feet to a

EXHIBIT A Page 2 of 3 1/2” Rebar Found; THENCE South 58 degrees 42 minutes 45 seconds West for a distance of 185.08 feet to a 5/8” Rebar Found; THENCE South 61 degrees 34 minutes 05 seconds West for a distance of 244.83 feet to a 5/8”Rebar Found; THENCE South 60 degrees 17 minutes 25 seconds West for a distance of 305.23 feet to a Point; THENCE South 60 degrees 17 minutes 25 seconds West for a distance of 79.92 feet to a Point; THENCE North 50 degrees 38 minutes 31 seconds West for a distance of 579.74 feet to a Point, said point being THE POINT OF BEGINNING. Said property contains 20.608 acres.

EXHIBIT A - Page 3 of 3

EXHIBIT B — Page 1 of 2 LEGAL DESCRIPTION All that tract or parcel of land lying and being in Land Lot 301 of the 6th Land District, Gwinnett County, Georgia and being more particularly described as follows: TO FIND THE POINT OF COMMENCEMENT, begin at the intersection of the Northerly Right-of-Way of Peachtree Corners Circle (Right-of-Way Varies) and the Easterly Right-of-Way of Peachtree Parkway a.k.a. State Route 141 (Right-of-Way varies) if extended to form a Point; THENCE following along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, along a curve to the left having a radius of 11459.16 feet and an arc length of 12.26 feet and being subtended by a chord of North 28 degrees 40 minutes 36 seconds East for a distance of 12.26 feet to a Point; THENCE along a curve to the left having a radius of 11459.16 feet and an arc length of 227.46 feet and being subtended by a chord of North 29 degrees 16 minutes 33 seconds East for a distance of 227.46 feet to a Point; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 197.39 feet to a Point; THENCE North 43 degrees 52 minutes 53 seconds East for a distance of 103.08 feet to a Concrete Monument Found; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 98.83 feet to a Concrete Monument Found; THENCE North 16 degrees 30 minutes 43 seconds East for a distance of 102.54 feet to a Concrete Monument Found; THENCE North 29 degrees 23 minutes 40 seconds East for a distance of 400.40 feet to a Concrete Monument Found; THENCE North 36 degrees 42 minutes 59 seconds East for a distance of 44.14 feet to a Point, said point being THE POINT OF BEGINNING. THENCE from said point as thus established and continuing along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, North 36 degrees 42 minutes 59 seconds East for a distance of 120.50 feet to a 3/4” Open Top Pipe; THENCE leaving said Right-of-Way North 55 degrees 35 minutes 52 seconds East for a distance of 699.74 feet to a Point, said Point being along the Southerly Right-of-Way of Medlock Bridge Road (R/W Varies); THENCE following along said Right-of-Way South 30 degrees 19 minutes 01 seconds East for a distance of 135.00 feet to a Point; THENCE Leaving said Right-of-Way South 66 degrees 51 minutes 51 seconds West for a distance of 215.52 feet to a Point; THENCE South 34 degrees 57 minutes 42 seconds West for a distance of 513.41 feet to a Point; THENCE North 59 degrees 59 minutes 32 seconds West for a distance of 260.00 feet to a Point, said point being THE POINT OF BEGINNING. Said property contains 2.937 acres.

EXHIBIT B — Page 2 of 2

EXHIBIT C

AFTER RECORDING, RETURN TO:

Ms. Catherine S. Moore

Holt Ney Zatcoff & Wasserman, LLP

100 Galleria Parkway, Suite 1800
Atlanta, Georgia 30339

ACCESS EASEMENT AND LANDSCAPING AGREEMENT

THIS ACCESS EASEMENT AND LANDSCAPING AGREEMENT (“Agreement”) is made and entered into this        day of September, 2012, by and between ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (hereinafter referred to as “Roberts”) and PIEDMONT FIVE, LLC, a Georgia limited liability company (hereinafter referred to as “Piedmont”).

W I T N E S S E T H:

WHEREAS, Roberts is the owner in fee simple of certain property located in Gwinnett County, Georgia, and more particularly described on Exhibit “A” attached hereto and incorporated herein by reference (“Roberts Property”); and

WHEREAS, Piedmont is the owner in fee simple of certain property located in Gwinnett County, Georgia, and more particularly described on Exhibit “B” attached hereto and incorporated herein by reference (“Piedmont Property”); and

WHEREAS, in connection with the sale from Roberts to Piedmont of 2.937 acres of the Piedmont Property, Piedmont desires to obtain from Roberts, and Roberts desires to grant to Piedmont, an access easement over a portion of the Roberts Property more particularly described in Exhibit “C” attached hereto and incorporated herein by reference (the “Access Easement Area”) to provide vehicular and pedestrian access to and from the Piedmont Property to and from Peachtree Parkway (Georgia Highway 141); and

WHEREAS, in connection with the sale from Roberts to Piedmont of 2.937 acres of the Piedmont Property, Roberts and Piedmont have agreed to designate a landscape strip on the Piedmont Property for the benefit of the Roberts Property, and desire to memorialize their agreement herein; and

NOW THEREFORE, for and in consideration of Ten and No/100ths Dollars ($10.00), and in consideration of the premises, mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

l.                  Incorporation of Recitals.  The foregoing recitals are true and correct and are expressly incorporated herein by this reference.

2.              Access Easement.  Roberts hereby grants to Piedmont, its successors, assigns, agents, tenants and invitees, a perpetual non-exclusive access easement (the “Access Easement”) over, across and upon the Access Easement Area, shown as Exhibit C-1 and a road to be constructed within a portion of the Access Easement Area for the purpose of providing vehicular and pedestrian ingress and egress to and from the Piedmont Property to and from Peachtree Parkway (Georgia Highway 141).  Further, Roberts hereby grants to Piedmont, its successors, assigns, agents, tenants and invitees, a temporary construction easement over, across and upon the area shown in Exhibit “C-2” as the “Temporary Construction Easement” for the purpose of Piedmont’s construction of a driveway, curb cuts, and related improvements within the Access Easement Area (the “Temporary Construction Easement”) pursuant to Section 3 below.  The Temporary Construction Easement shall automatically terminate at such time as the driveway, curb cuts and related improvements are constructed and completed.

3.              Construction and Maintenance of Easements.  Roberts (and all references to Roberts herein shall include any transfer of the Roberts Property, its successors and assigns) shall have the right, but not the obligation, to construct the driveway, curb cuts and related improvements within the Access Easement Area prior to July 31, 2013.  Roberts shall provide construction plans and detailed cost estimates to Piedmont for Piedmont’s approval (which approval will not be unreasonably withheld) prior to the commencement of construction.  Such approval shall occur within 15 business days of the receipt of the construction plans and detailed cost estimates.  Roberts shall initially pay all construction and maintenance costs, provided that Piedmont shall reimburse Roberts for one-half of all construction and maintenance costs of the driveway, curb cuts and related improvements located within the Access Easement Area.   In the event that Roberts elects not to construct the driveway, curb cuts and related improvements on or before July 31, 2013, then Piedmont shall have the right to install a temporary driveway at its sole cost and expense, and in the event that Piedmont constructs such temporary driveway, then Piedmont shall have no obligation to contribute to, nor reimburse Roberts for, the cost to construct the final and permanent driveway.  Notwithstanding the foregoing, however, if the applicable governmental entity requires Piedmont to construct the permanent driveway, then Piedmont shall provide construction plans and detailed cost estimates to Roberts for Roberts’ approval (which approval will not be unreasonably withheld) prior to the commencement of construction.  Such approval shall occur within 15 business days of the receipt of the construction plans and detailed cost estimates.  Piedmont shall then initially pay all construction and maintenance costs, provided that Roberts shall reimburse Piedmont for one-half of all construction and maintenance costs of the driveway, curb cuts and related improvements located within the Access Easement Area.  Once the permanent driveway is completed, Roberts shall be obligated to maintain and repair the

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driveway improvements at its sole cost and expense, subject to Piedmont reimbursing Roberts for one-half of said cost.  The party constructing the driveway, curb cuts and related improvements shall have the sole and exclusive right to use the aforesaid driveway, curb cuts and related improvements until such time as the non-constructing party pays in full all amounts owed for reimbursements for construction costs as set forth in this Section 3.  The amount of said reimbursement amount shall be deemed a lien against the property of the non-constructing party until paid, and the constructing party shall have a right to file a lien in the manner described in Section 5 below.  All construction costs, all maintenance costs and any other amounts to be paid or reimbursed under this Agreement shall be paid within twenty (20) days of written demand (which shall include all invoices and supporting documentation of all such costs incurred and to be reimbursed) from the party seeking said reimbursement.

4.              Landscaping Agreement.  Roberts acknowledges that Piedmont intends to attempt to rezone a portion of the Piedmont Property to a commercial zoning classification.  In connection with said rezoning, Piedmont intends to request from the applicable zoning authority a variance related to any landscaping or other buffers set forth in said zoning classification to instead allow for landscaping strips along the side and rear of the Piedmont Property.  Roberts agrees to support, at no cost to Roberts, Piedmont’s application or petition to the applicable governmental authority related to said reduction or variance, provided, however, that any such reduced landscape strip shall not be less than (i) twenty (20) feet in width from the rear of the Piedmont Property, and (ii) twenty-five (25) feet in width from the side of the Piedmont Property (said rear and side buffer together, the “Landscape Strip”).  Piedmont shall install and maintain landscaping and landscaping barriers within the Landscape Strip pursuant to a landscaping plan to be agreed upon and approved in writing by Roberts in its reasonable discretion and the applicable governmental authority.  In the event that Piedmont fails to maintain the Landscape Strip in accordance with the aforementioned approved landscaping plan, then Roberts shall have the right to enter upon the Landscape Strip and perform any maintenance, installation or other curative work to conform the Landscape Strip to the approved landscaping plan and be reimbursed for such costs by Piedmont in accordance with the Agreement.

5.                                      Default.  If any party (the “Defaulting Party”) to this Agreement fails to perform any of its obligations hereunder, then the other party (the “Non-Defaulting Party”) shall have all remedies available at law or in equity (including, without limitation, the right to specific performance and injunctive relief), however, the parties hereto hereby agree that any claim for damages relating to any breach or default of any provision of this Agreement shall be limited to the equity in the respective properties.  In the event of a default, the Non-Defaulting Party shall give the Defaulting Party written notice of such default, except that no such notice shall be required in the case of an emergency.  The Defaulting Party shall have thirty (30) days after receipt of such notice in which to cure the default.  If such default is not cured within the thirty (30) day period, the Non-Defaulting party shall have the right, but not the obligation, to cure such default on behalf of the Defaulting Party and provide an invoice to the Defaulting Party for all costs and expenses incurred in connection with the curing of such default.  The Defaulting Party shall reimburse the Non-Defaulting Party for such costs and expenses within twenty (20) days after the receipt of such invoice.  In the event that the Defaulting Party fails to reimburse the Non-Defaulting Party within such time period, the amount due shall bear interest at the greater of ten percent (10%) per annum

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or the highest rate allowed by law until paid.  Any claim for payment hereunder, together with interest thereon, shall constitute a lien against the Defaulting Party’s property, however, the lien shall not attach to such property or become effective until it has been filed of record in Gwinnett County, Georgia, and specifying therein:  (i) the name of the lienor, (ii) the basis for the claim, including a reference to this Agreement, and the relevant recording information, (iii) the amount of such claim, (iv) the name of the Defaulting Party, (v) the legal description of the Defaulting Party’s property against which the lien is to be filed and (vi) a certification stating that the Defaulting Party has been provided with a copy of the lien in accordance with this Paragraph 5.  The Non-Defaulting Party shall have the right to enforce such lien in any judicial proceedings.  Any party requesting an estoppel certificate concerning this Agreement shall be entitled to rely on an estoppel certificate from the record title owner of the Roberts Property or the Piedmont Property, as the case may be, at the time the estoppel certificate is requested.  Any estoppel certificate requested from either the owner of the Roberts Property or the Piedmont Property shall be given within fifteen (l5) days of a written request, and if no response is given within such time frame, the party requesting such estoppel certificate shall be entitled to conclusively presume that no amounts are owing from the party in question and no lien rights other than those then of record exist with respect to the party in question.  Notwithstanding anything contained to the contrary in any other provisions hereof, as to subdivided portions of the Piedmont Property which are sold, transferred or conveyed to parties other than Piedmont, such third party owners may obtain a release from any claim of lien filed hereunder by paying a proportionate part of the amount claimed due under the lien, computed by multiplying the amount claimed due by a fraction, the numerator of which is the amount of acreage contained in the third party owner’s subdivided property and the denominator of which is the total amount of acreage on the date of this Agreement in the Piedmont Property.

6.              Traffic Safety.  Roberts shall have the right to impose and enforce reasonable traffic rules and traffic safety regulations in connection with the use of the Access Easement Area by any party.

7.              Taxes and Assessments.  The owner of the Roberts Property and the owner of the Piedmont Property, respectively, shall be solely responsible for payment of all taxes and assessments levied against their respective properties.

8.              Use of Easements.  The easements, rights and privileges set forth herein shall be for the benefit of Piedmont, and its successors and assigns, and Roberts, and its successors and assigns, and their tenants and their tenants’ respective licensees, customers, employees, agents, invitees, successors and assigns.  The easements, rights, privileges, restrictions, benefits and obligations hereunder shall be covenants running with the land.

9.              Entire Agreement.  This Agreement constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and, except as specifically provided for herein, may not be amended, waived or discharged, except by an instrument in writing executed by Piedmont and Roberts (or their respective successors and assigns), and their respective mortgagees, to the extent necessary, and which written document shall be recorded in the public records of Gwinnett County, Georgia.

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10.       Effective Date.  This Agreement shall be effective upon its full execution, whereupon it shall be recorded in the public records of Gwinnett County, Georgia.

11.       Notices.  Any notice or other communication by either party to the other shall be in writing and shall be given and deemed to have been given when delivered personally, delivered by overnight courier or three (3) days after being mailed postage prepaid, registered or certified addressed as follows (or to such other address or officer as either party may designate by written notice to the other party):

to Piedmont:	Piedmont Five, LLC
5100 Peachtree Parkway
Norcross, Georgia 30092
Attention: Mr. Monty Watson

With a Copy to:

Michael Hay, Esq.
One Sugarloaf Centre
Suite 4000
1960 Satellite Boulevard
Duluth, GA 30097

To Roberts:	Roberts Properties Residential, L.P.
c/o Roberts Realty Investors, Inc.
450 Northridge Parkway
Suite 302
Atlanta, GA 30350
Attention: Mr. Charles S. Roberts

With a copy to:

Smith, Gambrell & Russell, LLP
Promenade Two, Suite 3100
1230 Peachtree Street, N.E.
Atlanta, GA 30309
Attention: Jon M. Gallant, Esq.

Holt Ney Zatcoff & Wasserman, LLP
100 Galleria Parkway, Suite 1800
Atlanta, GA 30339
Attention: Sanford H. Zatcoff, Esq.

12.       Severability.  If any provision of this Agreement or the application thereof to any person or circumstance shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provisions which are not invalid to persons

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or circumstances shall not be affected thereby, but rather this Agreement shall be enforced to the greatest extent permitted by law.  No breach or default of any provision of this Agreement shall entitle any party to cancel, rescind or otherwise terminate this Agreement.

13.       Attorneys’ Fees.  In the event of any dispute hereunder or of any action to interpret or enforce this Agreement, any provision hereof or any matter arising herefrom, the prevailing party shall be entitled to recover its reasonable costs, fees and expenses actually incurred, including but not limited to witness fees, expert fees, consultant fees, attorney, paralegal and legal assistant fees, costs and expenses, and other professional fees, costs and expenses, whether suit be brought or not and whether in any settlement, in any bankruptcy action, in any declaratory action, at trial or on appeal.

14.       Caption and Paragraph Headings.  The captions and paragraph headings set forth herein are for convenience only and are not intended to effect the provisions of this Agreement.

15.       Not a Public Dedication.  Nothing contained herein shall be deemed to be a gift or dedication of any portion of the Piedmont Property or the Roberts Property to or for the general public or for any public purposes whatsoever, it being the intention of the parties hereto that this Agreement shall be strictly limited to and for the purposes expressed herein, and no other easements shall be implied or assumed, including, but not limited to, easements for parking.

16.       Indemnity.   Piedmont hereby expressly indemnifies, saves and holds harmless Roberts from any and all liabilities, claims, costs, damages and expenses of whatsoever nature or form in any way or manner arising from, through, out of or associated or connected with any work performed by Piedmont on or use by Piedmont, or their licensees, customers, employees, agents and/or invitees, of the Roberts Property. Despite anything contained in this Agreement to the contrary, no Defaulting Party shall have any personal liability with respect to any of the provisions of this Agreement, except as to any mechanic’s, materialmen’s or other similar lien claims asserted against the property of the Non-Defaulting Party and arising from work or improvements contemplated in this Agreement, for which the Defaulting Party shall have personal liability.  In seeking any recovery against the Defaulting Party, the Non-Defaulting Party shall look solely to the interest of the Defaulting Party and the Defaulting Party’s successors and assigns, in the Piedmont Property and the Roberts Property and the improvements thereon and rent and other income derived therefrom if Piedmont is the Defaulting Party, or to the interest of the Defaulting Party and the Defaulting Party’s successors and assigns in the Roberts Property and the improvements thereon and rent and other income derived therefrom if Roberts is the Defaulting Party.  In no event shall either Roberts or Piedmont, including their respective successors in title, be responsible for any special damages, consequential damages, exemplary damages, bad faith damages, punitive damages or attorney’s fees.

17.                               No Joint Venture.  Nothing contained in this Agreement shall be construed to make the owners of the Roberts Property or the Piedmont Property partners or joint venturers, or to render either owner liable for the debts or obligations of the other owner.

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18.                               Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of and be enforceable against the parties hereto and their respective heirs, legal representatives, successors and assigns.

19.                               Time is of the Essence.  Time is of the essence of this Agreement and each term and provision hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

Signed, sealed and delivered in the presence of:	PIEDMONT FIVE, LLC,
a Georgia limited liability company

	By:	(SEAL)
WITNESS	Name:
Title:

NOTARY PUBLIC

Signed, sealed and delivered in the presence of:	ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership

	By:	Roberts Realty Investors, Inc., a Georgia corporation, its sole general partner
WITNESS

By:
NOTARY PUBLIC		Charles S. Roberts
President

(CORPORATE SEAL)

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ADD CONSENT AND JOINDER TO EASEMENT FROM ANY LENDER WITH A SECURITY INTEREST IN THE ROBERTS PROPERTY

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EXHIBIT A Page 1 of 3 LEGAL DESCRIPTION APARTMENT PROPERTY All that tract or parcel of land lying and being in Land Lot 301 of the 6th Land District, Gwinnett County, Georgia and being more particularly described as follows: TO FIND THE POINT OF COMMENCEMENT, begin at the intersection of the Northerly Right-of-Way of Peachtree Corners Circle (Right-of-Way Varies) and the Easterly Right-of-Way of Peachtree Parkway a.k.a. State Route 141 (Right-of-Way varies) if extended to form a Point; THENCE following along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, along a curve to the left having a radius of 11459.16 feet and an arc length of 12.26 feet and being subtended by a chord of North 28 degrees 40 minutes 36 seconds East for a distance of 12.26 feet to a Point; THENCE along a curve to the left having a radius of 11459.16 feet and an arc length of 227.46 feet and being subtended by a chord of North 29 degrees 16 minutes 33 seconds East for a distance of 227.46 feet to a Point; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 197.39 feet to a Point; THENCE North 43 degrees 52 minutes 53 seconds East for a distance of 103.08 feet to a Concrete Monument Found; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 36.23 feet to a Point, said point being THE POINT OF BEGINNING. THENCE from said point as thus established and continuing along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, North 29 degrees 50 minutes 43 seconds East for a distance of 62.60 feet to a Concrete Monument Found ; THENCE North 16 degrees 30 minutes 43 seconds East for a distance of 102.54 feet to a Concrete Monument Found; THENCE North 29 degrees 23 minutes 40 seconds East for a distance of 400.40 feet to a Concrete Monument Found; THENCE North 36 degrees 42 minutes 59 seconds East for a distance of 44.14 feet to a Point; THENCE leaving said Right-of-Way South 59 degrees 59 minutes 32 seconds East for a distance of 260.00 feet to a Point; THENCE North 34 degrees 57 minutes 42 seconds East for a distance of 513.41 feet to a Point; THENCE North 66 degrees 51 minutes 51 seconds East for a distance of 215.52 feet to a Point along the Southerly Right-of-Way of Medlock Bridge Road (Right-of-Way Varies); THENCE along said Right-of-Way South 30 degrees 19 minutes 01 seconds East for a distance of 165.05 feet to a Point; THENCE South 24 degrees 53 minutes 59 seconds East for a distance of 252.35 feet to a Point; THENCE South 33 degrees 47 minutes 34 seconds East for a distance of 101.46 feet to a Point; THENCE South 33 degrees 55 minutes 24 seconds East for a distance of 17.40 feet to a Point; THENCE South 17 degrees 43 minutes 40 seconds East for a distance of 111.68 feet to a Point; THENCE leaving said Right-of-Way South 60 degrees 52 minutes 04 seconds West for a distance of 181.02 feet to a Point; THENCE South 16 degrees 32 minutes 05 seconds East for a distance of 199.48 feet to a 3/4” Crimp Top Pipe; THENCE North 67 degrees 29 minutes 55 seconds East for a distance of 176.93 feet to a Point along the Southerly Right-of-Way of Medlock Bridge Road (Right-of-Way Varies); THENCE along said Right-of-Way South 16 degrees 33 minutes 07 seconds East for a distance of 39.30 feet to a Point; THENCE leaving said Right-of-Way South 67 degrees 09 minutes 14 seconds West for a distance of 168.19 feet to a 1/2”Rebar Found; THENCE South 59 degrees 05 minutes 36 seconds West for a distance of 38.52 feet to a 1/2”Rebar Found; THENCE North 29 degrees 23 minutes 16 seconds West for a distance of 39.67 feet to a

EXHIBIT A Page 2 of 3 1/2”Rebar Found; THENCE South 58 degrees 42 minutes 45 seconds West for a distance of 185.08 feet to a 5/8”Rebar Found; THENCE South 61 degrees 34 minutes 05 seconds West for a distance of 244.83 feet to a 5/8”Rebar Found; THENCE South 60 degrees 17 minutes 25 seconds West for a distance of 305.23 feet to a Point; THENCE South 60 degrees 17 minutes 25 seconds West for a distance of 79.92 feet to a Point; THENCE North 50 degrees 38 minutes 31 seconds West for a distance of 579.74 feet to a Point, said point being THE POINT OF BEGINNING. Said property contains 20.608 acres.

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EXHIBIT B Page 1 of 2 LEGAL DESCRIPTION All that tract or parcel of land lying and being in Land Lot 301 of the 6th Land District, Gwinnett County, Georgia and being more particularly described as follows: TO FIND THE POINT OF COMMENCEMENT, begin at the intersection of the Northerly Right-of-Way of Peachtree Corners Circle (Right-of-Way Varies) and the Easterly Right-of-Way of Peachtree Parkway a.k.a. State Route 141 (Right-of-Way varies) if extended to form a Point; THENCE following along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, along a curve to the left having a radius of 11459.16 feet and an arc length of 12.26 feet and being subtended by a chord of North 28 degrees 40 minutes 36 seconds East for a distance of 12.26 feet to a Point; THENCE along a curve to the left having a radius of 11459.16 feet and an arc length of 227.46 feet and being subtended by a chord of North 29 degrees 16 minutes 33 seconds East for a distance of 227.46 feet to a Point; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 197.39 feet to a Point; THENCE North 43 degrees 52 minutes 53 seconds East for a distance of 103.08 feet to a Concrete Monument Found; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 98.83 feet to a Concrete Monument Found; THENCE North 16 degrees 30 minutes 43 seconds East for a distance of 102.54 feet to a Concrete Monument Found; THENCE North 29 degrees 23 minutes 40 seconds East for a distance of 400.40 feet to a Concrete Monument Found; THENCE North 36 degrees 42 minutes 59 seconds East for a distance of 44.14 feet to a Point, said point being THE POINT OF BEGINNING. THENCE from said point as thus established and continuing along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, North 36 degrees 42 minutes 59 seconds East for a distance of 120.50 feet to a 3/4” Open Top Pipe; THENCE leaving said Right-of-Way North 55 degrees 35 minutes 52 seconds East for a distance of 699.74 feet to a Point, said Point being along the Southerly Right-of-Way of Medlock Bridge Road (R/W Varies); THENCE following along said Right-of-Way South 30 degrees 19 minutes 01 seconds East for a distance of 135.00 feet to a Point; THENCE Leaving said Right-of-Way South 66 degrees 51 minutes 51 seconds West for a distance of 215.52 feet to a Point; THENCE South 34 degrees 57 minutes 42 seconds West for a distance of 513.41 feet to a Point; THENCE North 59 degrees 59 minutes 32 seconds West for a distance of 260.00 feet to a Point, said point being THE POINT OF BEGINNING. Said property contains 2.937 acres.

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EXHIBIT C-1 Page 1 of 2 LEGAL DESCRIPTION PERMANENT ACCESS EASEMENT All that tract or parcel of land lying and being in Land Lot 301 of the 6th Land District, Gwinnett County, Georgia and being more particularly described as follows: TO FIND THE POINT OF COMMENCEMENT, begin at the intersection of the Northerly Right-of-Way of Peachtree Corners Circle (Right-of-Way Varies) and the Easterly Right-of-Way of Peachtree Parkway a.k.a. State Route 141 (Right-of-Way varies) if extended to form a Point; THENCE following along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, along a curve to the left having a radius of 11459.16 feet and an arc length of 12.26 feet and being subtended by a chord of North 28 degrees 40 minutes 36 seconds East for a distance of 12.26 feet to a Point; THENCE along a curve to the left having a radius of 11459.16 feet and an arc length of 227.46 feet and being subtended by a chord of North 29 degrees 16 minutes 33 seconds East for a distance of 227.46 feet to a Point; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 197.39 feet to a Point; THENCE North 43 degrees 52 minutes 53 seconds East for a distance of 103.08 feet to a Concrete Monument Found; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 98.83 feet to a Concrete Monument Found; THENCE North 16 degrees 30 minutes 43 seconds East for a distance of 102.54 feet to a Concrete Monument Found; THENCE North 29 degrees 23 minutes 40 seconds East for a distance of 336.79 feet to a Point, said point being THE POINT OF BEGINNING. THENCE from said point as thus established and continuing along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, South 29 degrees 23 minutes 40 seconds West for a distance of 63.61 feet to a Concrete Monument Found; THENCE South 36 degrees 42 minutes 59 seconds West for a distance of 44.14 feet to a Point; THENCE Leaving aforesaid Right-of-Way, North 59 degrees 59 minutes 32 seconds West for a distance of 53.36 feet to a Point; THENCE North 27 degrees 40 minutes 13 seconds East for a distance of 104.99 feet to a Point; THENCE South 62 degrees 19 minutes 47 seconds East for a distance of 62.17 feet to a Point, said point being THE POINT OF BEGINNING. Said property contains 0.145 acres.

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EXHIBIT C-2 Page 1 of 2 LEGAL DESCRIPTION TEMPORARY CONSTRUCTION EASEMENT All that tract or parcel of land lying and being in Land Lot 301 of the 6th Land District, Gwinnett County, Georgia and being more particularly described as follows: TO FIND THE POINT OF COMMENCEMENT, begin at the intersection of the Northerly Right-of-Way of Peachtree Corners Circle (Right-of-Way Varies) and the Easterly Right-of-Way of Peachtree Parkway a.k.a. State Route 141 (Right-of-Way varies) if extended to form a Point; THENCE following along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, along a curve to the left having a radius of 11459.16 feet and an arc length of 12.26 feet and being subtended by a chord of North 28 degrees 40 minutes 36 seconds East for a distance of 12.26 feet to a Point; THENCE along a curve to the left having a radius of 11459.16 feet and an arc length of 227.46 feet and being subtended by a chord of North 29 degrees 16 minutes 33 seconds East for a distance of 227.46 feet to a Point; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 197.39 feet to a Point; THENCE North 43 degrees 52 minutes 53 seconds East for a distance of 103.08 feet to a Concrete Monument Found; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 98.83 feet to a Concrete Monument Found; THENCE North 16 degrees 30 minutes 43 seconds East for a distance of 102.54 feet to a Concrete Monument Found; THENCE North 29 degrees 23 minutes 40 seconds East for a distance of 314.78 feet to a Point, said point being THE POINT OF BEGINNING. THENCE from said point as thus established and continuing along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, South 29 degrees 23 minutes 40 seconds West for a distance of 85.62 feet to a Concrete Monument Found; THENCE South 36 degrees 42 minutes 59 seconds West for a distance of 44.14 feet to a Point; THENCE leaving said Right-of-Way North 59 degrees 59 minutes 32 seconds West for a distance of 103.40 feet to a Point; THENCE North 27 degrees 40 minutes 13 seconds East for a distance of 124.95 feet to a Point; THENCE South 62 degrees 19 minutes 47 seconds East for a distance of 112.84 feet to a Point, said point being THE POINT OF BEGINNING. Said property contains 0.321 acres

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EXHIBIT D

AFTER RECORDING, RETURN TO:

Ms. Catherine S. Moore

Holt Ney Zatcoff & Wasserman, LLP

100 Galleria Parkway, Suite 1800
Atlanta, Georgia  30339

BERM AGREEMENT

THIS BERM AGREEMENT (“Agreement”) is made and entered into this        day of September, 2012, by and between ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (hereinafter referred to as “Roberts”) and PIEDMONT FIVE, LLC, a Georgia limited liability company (hereinafter referred to as “Piedmont”).

W I T N E S S E T H:

WHEREAS, Roberts is the owner in fee simple of certain property located in Gwinnett County, Georgia, and more particularly described on Exhibit “A” attached hereto and incorporated herein by reference (“Roberts Property”); and

WHEREAS, Piedmont is the owner in fee simple of certain property located in Gwinnett County, Georgia, and more particularly described on Exhibit “B” attached hereto and incorporated herein by reference (“Piedmont Property”); and

WHEREAS, in connection with the sale from Roberts to Piedmont of 2.937 acres of the Piedmont Property, the parties have agreed that a large berm, located on the Piedmont Property and partially on the Roberts Property must be removed to allow for the development of both the Piedmont Property and the Roberts Property, and the parties hereto desire, among other things, to grant such easements necessary to allow for the berm to be removed, and to set forth the terms and conditions for the berm removal; and

NOW THEREFORE, in consideration of the premises, mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

l.                  Incorporation of Recitals.  The foregoing recitals are true and correct and are expressly incorporated herein by this reference.

2.              Grading Easement.  Piedmont hereby grants to Roberts, and Roberts’ successors and assigns, an exclusive grading easement (the “Grading Easement”) in, to, over, under, and across the portion of the Piedmont Property shown as the cross-hatched area in Exhibit “C” attached hereto and incorporated herein by reference (the “Grading Easement Area”), to provide Roberts access to the Grading Easement Area for the purpose of removing a natural berm located within the Grading Easement Area in accordance with a grading plan which shall be prepared by Roberts at its sole cost and expense and provided to Piedmont for its reasonable approval prior to the commencement of construction (the “Grading Plan”).  Such approval shall occur within 15 business days of the receipt of the Grading Plan.  Roberts will be responsible for all costs of permitting and construction related to the said berm removal and grading.  The Grading Plan shall provide, among other things, that the graded elevation of the Grading Easement Area after removal of the berm shall be no higher than 1015 feet.  Additionally, the Grading Plan will provide that the berm is removed and that the Roberts Property is graded to an extent that no retaining walls or any other slope maintenance facilities will be required on the Piedmont Property after the berm is removed and the grading is completed.  Roberts shall have the right to all the dirt removed from the Grading Easement Area, and Roberts may use said dirt to level, balance, and grade the Roberts Property and/or the Grading Easement Area pursuant to the Grading Plan.

3.              Timing of Berm Removal and Rights of Piedmont.  Roberts shall provide written notice to Piedmont, on or before March 31, 2013, of its intention to remove the berm and perform the grading (“Removal Notice”), it being acknowledged by the parties hereto that Roberts has the right, but not the obligation, to perform said berm removal and grading.  In the event that Roberts provides the Removal Notice, the removal of the berm and requisite grading in accordance with the Grading Plan shall be performed by Roberts at the sole cost and expense of Roberts and will be completed by July 31, 2013.  In the event that Roberts fails to provide the Removal Notice or notifies Piedmont that it does not intend to remove the berm and perform the grading by July 31, 2013, then Piedmont agrees that it shall be fully responsible for the removal of the berm and the requisite grading as set forth in the Grading Plan, at Piedmont’s sole cost and expense, by July 31, 2013.  In the event that Piedmont is required to remove the berm, all dirt removed shall be disposed of by Piedmont in its sole discretion.  Further, Roberts hereby grants to Piedmont, and Piedmont’s successors and assigns, an exclusive grading easement (the “Roberts Grading Easement”) in, to, over, under, and across the portion of the Roberts Property shown as the cross-hatched area in Exhibit “D” attached hereto and incorporated herein by reference (the “Roberts Grading Easement Area”), to provide Piedmont access to the Roberts Grading Easement Area for the purpose of removing any portion of the natural berm located within the Roberts Grading Easement Area in accordance with the Grading Plan.

4.              Use of Easements.  The easements, rights and privileges set forth herein shall be for the benefit of Piedmont and Roberts, and their respective successors and assigns.  The easements hereunder shall be a covenant running with the land.  The easements granted herein shall automatically terminate at such time as the berm is removed as provided in the Grading Plan.

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5.              Indemnity.  Roberts hereby expressly indemnifies, saves and holds harmless Piedmont from any and all liabilities, claims, costs, damages and expenses of whatsoever nature or form in any way or manner arising from, through, out of or associated or connected with any work performed by Roberts on or use by Roberts or their agents of the Piedmont Property or any portion thereof.  Piedmont hereby expressly indemnifies, saves and holds harmless Roberts from any and all liabilities, claims, costs, damages and expenses of whatsoever nature or form in any way or manner arising from, through, out of or associated or connected with any work performed by Piedmont on or use by Piedmont or their agents of the Roberts Property or any portion thereof. Further, and despite anything contained to the contrary in any other provision hereof, in no event shall either party be responsible for any special damages, consequential damages, exemplary damages, bad faith damages, punitive damages or attorney’s fees in connection herewith.

6.              Entire Agreement.  This Agreement constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and, except as specifically provided for herein, may not be amended, waived or discharged, except by an instrument in writing executed by Piedmont and Roberts (or their respective successors and assigns), and their respective mortgagees, to the extent necessary, and which written document shall be recorded in the public records of Gwinnett County, Georgia.

7.              Effective Date.  This Agreement shall be effective upon its full execution, whereupon it shall be recorded in the public records of Gwinnett County, Georgia.

8.              Notices.  Any notice or other communication by either party to the other shall be in writing and shall be given and deemed to have been given when delivered personally, delivered by overnight courier or three (3) days after being mailed postage prepaid, registered or certified addressed as follows (or to such other address or officer as either party may designate by written notice to the other party):

to Piedmont:	Piedmont Five, LLC
5100 Peachtree Parkway
Norcross, Georgia 30092
Attention: Mr. Monty Watson

With a Copy to:

Michael Hay, Esq.
One Sugarloaf Centre
Suite 4000
1960 Satellite Boulevard
Duluth, GA 30097

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To Roberts:	Roberts Properties Residential, L.P.
c/o Roberts Realty Investors, Inc.
450 Northridge Parkway
Suite 302
Atlanta, GA 30350
Attention: Mr. Charles S. Roberts

With a copy to:

Smith, Gambrell & Russell, LLP
Promenade Two, Suite 3100
1230 Peachtree Street, N.E.
Atlanta, GA 30309
Attention: Jon M. Gallant, Esq.

Holt Ney Zatcoff & Wasserman, LLP
100 Galleria Parkway, Suite 1800
Atlanta, GA 30339
Attention: Sanford H. Zatcoff, Esq.

9.              Severability.  If any provision of this Agreement or the application thereof to any person or circumstance shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provisions which are not invalid to persons or circumstances shall not be affected thereby, but rather this Agreement shall be enforced to the greatest extent permitted by law.  No breach or default of any provision of this Agreement shall entitle any party to cancel, rescind or otherwise terminate this Agreement.

10.       Attorneys’ Fees.  In the event of any dispute hereunder or of any action to interpret or enforce this Agreement, any provision hereof or any matter arising herefrom, the prevailing party shall be entitled to recover its reasonable costs, fees and expenses actually incurred, including but not limited to witness fees, expert fees, consultant fees, attorney, paralegal and legal assistant fees, costs and expenses, and other professional fees, costs and expenses, whether suit be brought or not and whether in any settlement, in any bankruptcy action, in any declaratory action, at trial or on appeal.

11.       Caption and Paragraph Headings.  The captions and paragraph headings set forth herein are for convenience only and are not intended to effect the provisions of this Agreement.

12.                               No Joint Venture.  Nothing contained in this Agreement shall be construed to make the owners of the Roberts Property or the Piedmont Property partners or joint venturers, or to render either owner liable for the debts or obligations of the other owner.

13.                               Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of and be enforceable against the parties hereto and their respective heirs, legal representatives, successors and assigns.

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14.                               Time is of the Essence.  Time is of the essence of this Agreement and each term and provision hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

Signed, sealed and delivered in the presence of:	PIEDMONT FIVE, LLC, a Georgia limited liability company

	By:	(SEAL)
WITNESS	Name:
Title:

NOTARY PUBLIC

Signed, sealed and delivered in the presence of:	ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership

Roberts Realty Investors, Inc., a Georgia corporation, its sole general partner
WITNESS

By:
NOTARY PUBLIC		Charles S. Roberts
President

(CORPORATE SEAL)

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ADD CONSENT AND JOINDER TO EASEMENT FROM ANY LENDER WITH A SECURITY INTEREST IN THE ROBERTS PROPERTY

EXHIBIT A Page 1 of 3 LEGAL DESCRIPTION APARTMENT PROPERTY All that tract or parcel of land lying and being in Land Lot 301 of the 6th Land District, Gwinnett County, Georgia and being more particularly described as follows: TO FIND THE POINT OF COMMENCEMENT, begin at the intersection of the Northerly Right-of-Way of Peachtree Corners Circle (Right-of-Way Varies) and the Easterly Right-of-Way of Peachtree Parkway a.k.a. State Route 141 (Right-of-Way varies) if extended to form a Point; THENCE following along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, along a curve to the left having a radius of 11459.16 feet and an arc length of 12.26 feet and being subtended by a chord of North 28 degrees 40 minutes 36 seconds East for a distance of 12.26 feet to a Point; THENCE along a curve to the left having a radius of 11459.16 feet and an arc length of 227.46 feet and being subtended by a chord of North 29 degrees 16 minutes 33 seconds East for a distance of 227.46 feet to a Point; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 197.39 feet to a Point; THENCE North 43 degrees 52 minutes 53 seconds East for a distance of 103.08 feet to a Concrete Monument Found; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 36.23 feet to a Point, said point being THE POINT OF BEGINNING. THENCE from said point as thus established and continuing along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, North 29 degrees 50 minutes 43 seconds East for a distance of 62.60 feet to a Concrete Monument Found ; THENCE North 16 degrees 30 minutes 43 seconds East for a distance of 102.54 feet to a Concrete Monument Found; THENCE North 29 degrees 23 minutes 40 seconds East for a distance of 400.40 feet to a Concrete Monument Found; THENCE North 36 degrees 42 minutes 59 seconds East for a distance of 44.14 feet to a Point; THENCE leaving said Right-of-Way South 59 degrees 59 minutes 32 seconds East for a distance of 260.00 feet to a Point; THENCE North 34 degrees 57 minutes 42 seconds East for a distance of 513.41 feet to a Point; THENCE North 66 degrees 51 minutes 51 seconds East for a distance of 215.52 feet to a Point along the Southerly Right-of-Way of Medlock Bridge Road (Right-of-Way Varies); THENCE along said Right-of-Way South 30 degrees 19 minutes 01 seconds East for a distance of 165.05 feet to a Point; THENCE South 24 degrees 53 minutes 59 seconds East for a distance of 252.35 feet to a Point; THENCE South 33 degrees 47 minutes 34 seconds East for a distance of 101.46 feet to a Point; THENCE South 33 degrees 55 minutes 24 seconds East for a distance of 17.40 feet to a Point; THENCE South 17 degrees 43 minutes 40 seconds East for a distance of 111.68 feet to a Point; THENCE leaving said Right-of-Way South 60 degrees 52 minutes 04 seconds West for a distance of 181.02 feet to a Point; THENCE South 16 degrees 32 minutes 05 seconds East for a distance of 199.48 feet to a 3/4” Crimp Top Pipe; THENCE North 67 degrees 29 minutes 55 seconds East for a distance of 176.93 feet to a Point along the Southerly Right-of-Way of Medlock Bridge Road (Right-of-Way Varies); THENCE along said Right-of-Way South 16 degrees 33 minutes 07 seconds East for a distance of 39.30 feet to a Point; THENCE leaving said Right-of-Way South 67 degrees 09 minutes 14 seconds West for a distance of 168.19 feet to a 1/2” Rebar Found; THENCE South 59 degrees 05 minutes 36 seconds West for a distance of 38.52 feet to a 1/2” Rebar Found; THENCE North 29 degrees 23 minutes 16 seconds West for a distance of 39.67 feet to a

1/2” Rebar Found; THENCE South 58 degrees 42 minutes 45 seconds West for a distance of 185.08 feet to a 5/8” Rebar Found; THENCE South 61 degrees 34 minutes 05 seconds West for a distance of 244.83 feet to a 5/8” Rebar Found; THENCE South 60 degrees 17 minutes 25 seconds West for a distance of 305.23 feet to a Point; THENCE South 60 degrees 17 minutes 25 seconds West for a distance of 79.92 feet to a Point; THENCE North 50 degrees 38 minutes 31 seconds West for a distance of 579.74 feet to a Point, said point being THE POINT OF BEGINNING. Said property contains 20.608 acres.

EXHIBIT A - Page 3 of 3

EXHIBIT B Page 1 of 2 LEGAL DESCRIPTION All that tract or parcel of land lying and being in Land Lot 301 of the 6th Land District, Gwinnett County, Georgia and being more particularly described as follows: TO FIND THE POINT OF COMMENCEMENT, begin at the intersection of the Northerly Right-of-Way of Peachtree Corners Circle (Right-of-Way Varies) and the Easterly Right-of-Way of Peachtree Parkway a.k.a. State Route 141 (Right-of-Way varies) if extended to form a Point; THENCE following along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, along a curve to the left having a radius of 11459.16 feet and an arc length of 12.26 feet and being subtended by a chord of North 28 degrees 40 minutes 36 seconds East for a distance of 12.26 feet to a Point; THENCE along a curve to the left having a radius of 11459.16 feet and an arc length of 227.46 feet and being subtended by a chord of North 29 degrees 16 minutes 33 seconds East for a distance of 227.46 feet to a Point; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 197.39 feet to a Point; THENCE North 43 degrees 52 minutes 53 seconds East for a distance of 103.08 feet to a Concrete Monument Found; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 98.83 feet to a Concrete Monument Found; THENCE North 16 degrees 30 minutes 43 seconds East for a distance of 102.54 feet to a Concrete Monument Found; THENCE North 29 degrees 23 minutes 40 seconds East for a distance of 400.40 feet to a Concrete Monument Found; THENCE North 36 degrees 42 minutes 59 seconds East for a distance of 44.14 feet to a Point, said point being THE POINT OF BEGINNING. THENCE from said point as thus established and continuing along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, North 36 degrees 42 minutes 59 seconds East for a distance of 120.50 feet to a 3/4” Open Top Pipe; THENCE leaving said Right-of-Way North 55 degrees 35 minutes 52 seconds East for a distance of 699.74 feet to a Point, said Point being along the Southerly Right-of-Way of Medlock Bridge Road (R/W Varies); THENCE following along said Right-of-Way South 30 degrees 19 minutes 01 seconds East for a distance of 135.00 feet to a Point; THENCE Leaving said Right-of-Way South 66 degrees 51 minutes 51 seconds West for a distance of 215.52 feet to a Point; THENCE South 34 degrees 57 minutes 42 seconds West for a distance of 513.41 feet to a Point; THENCE North 59 degrees 59 minutes 32 seconds West for a distance of 260.00 feet to a Point, said point being THE POINT OF BEGINNING. Said property contains 2.937 acres.

EXHIBIT B - Page 2 of 2

EXHIBIT C Page 1 of 3 LEGAL DESCRIPTION GRADING EASEMENT AREA All that tract or parcel of land lying and being in Land Lot 301 of the 6th Land District, Gwinnett County, Georgia and being more particularly described as follows: TO FIND THE POINT OF COMMENCEMENT, begin at the intersection of the Northerly Right-of-Way of Peachtree Corners Circle (Right-of-Way Varies) and the Easterly Right-of-Way of Peachtree Parkway a.k.a. State Route 141 (Right-of-Way varies) if extended to form a Point; THENCE following along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, along a curve to the left having a radius of 11459.16 feet and an arc length of 12.26 feet and being subtended by a chord of North 28 degrees 40 minutes 36 seconds East for a distance of 12.26 feet to a Point; THENCE along a curve to the left having a radius of 11459.16 feet and an arc length of 227.46 feet and being subtended by a chord of North 29 degrees 16 minutes 33 seconds East for a distance of 227.46 feet to a Point; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 197.39 feet to a Point; THENCE North 43 degrees 52 minutes 53 seconds East for a distance of 103.08 feet to a Concrete Monument Found; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 98.83 feet to a Concrete Monument Found; THENCE North 16 degrees 30 minutes 43 seconds East for a distance of 102.54 feet to a Concrete Monument Found; THENCE North 29 degrees 23 minutes 40 seconds East for a distance of 400.40 feet to a Concrete Monument Found; THENCE North 36 degrees 42 minutes 59 seconds West for a distance of 44.14 feet to a Point, said point being THE POINT OF BEGINNING. THENCE from said point as thus established and continuing along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, North 36 degrees 42 minutes 59 seconds East for a distance of 120.50 feet to a Point; THENCE North 36 degrees 42 minutes 35 seconds East for a distance of 237.18 feet to a Point; THENCE North 29 degrees 45 minutes 46 seconds East for a distance of 127.40 feet to a Point; THENCE North 29 degrees 45 minutes 46 seconds East for a distance of 11.23 feet to a Point; THENCE leaving said Right-of-Way following along a curve to the left having a radius of 82.52 feet and an arc length of 45.06 feet, being subtended by a chord of South 83 degrees 01 minutes 18 seconds East for a distance of 44.50 feet to a Point; THENCE North 85 degrees 00 minutes 33 seconds East for a distance of 78.95 feet to a Point; THENCE North 84 degrees 03 minutes 21 seconds East for a distance of 14.95 feet to a Point; THENCE North 78 degrees 02 minutes 45 seconds East for a distance of 7.03 feet to a Point; THENCE North 61 degrees 20 minutes 05 seconds East for a distance of 7.43 feet to a Point; THENCE North 58 degrees 22 minutes 04 seconds East for a distance of 26.05 feet to a Point; THENCE North 58 degrees 26 minutes 24 seconds East for a distance of 36.16 feet to a Point; THENCE North 58 degrees 43 minutes 18 seconds East for a distance of 27.98 feet to a Point; THENCE North 59 degrees 44 minutes 26 seconds East for a distance of 5.18 feet to a Point; THENCE North 59 degrees 24 minutes 22 seconds East for a distance of 25.06 feet to a Point; THENCE North 59 degrees 17 minutes 49 seconds East for a distance of 29.83 feet to a Point; THENCE North 59 degrees 24 minutes 13 seconds East for a distance of 35.74 feet to a Point; THENCE North 59 degrees 13 minutes 25 seconds East for a distance of 15.38 feet to a Point; THENCE North 29 degrees 23 minutes 32 seconds East for a distance of 28.90 feet to a Point; THENCE South 29 degrees 00 minutes 24 seconds East for a distance of 59.59 feet to a Point along the Southerly Right-of-Way of Medlock Bridge Road (Right-of-Way Varies);

EXHIBIT C Page 2 of 3 THENCE South 30 degrees 19 minutes 01 seconds East for a distance of 135.00 feet to a Point; THENCE leaving said Right-of-Way South 66 degrees 51 minutes 51 seconds West for a distance of 215.52 feet to a Point; THENCE South 34 degrees 57 minutes 42 seconds West for a distance of 513.41 feet to a Point; THENCE North 59 degrees 59 minutes 32 seconds West for a distance of 260.00 feet to a Point, said point being THE POINT OF BEGINNING. Said property contains 3.983 acres

EXHIBIT C Page 3 of 3

EXHIBIT D Page 1 of 2 LEGAL DESCRIPTION TEMPORARY SLOPE EASEMENT All that tract or parcel of land lying and being in Land Lot 301 of the 6th Land District, Gwinnett County, Georgia and being more particularly described as follows: TO FIND THE POINT OF COMMENCEMENT, begin at the intersection of the Northerly Right-of-Way of Peachtree Corners Circle (Right-of-Way Varies) and the Easterly Right-of-Way of Peachtree Parkway a.k.a. State Route 141 (Right-of-Way varies) if extended to form a Point; THENCE following along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141, along a curve to the left having a radius of 11459.16 feet and an arc length of 12.26 feet and being subtended by a chord of North 28 degrees 40 minutes 36 seconds East for a distance of 12.26 feet to a Point; THENCE along a curve to the left having a radius of 11459.16 feet and an arc length of 227.46 feet and being subtended by a chord of North 29 degrees 16 minutes 33 seconds East for a distance of 227.46 feet to a Point; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 197.39 feet to a Point; THENCE North 43 degrees 52 minutes 53 seconds East for a distance of 103.08 feet to a Concrete Monument Found; THENCE North 29 degrees 50 minutes 43 seconds East for a distance of 98.83 feet to a Concrete Monument Found; THENCE North 16 degrees 30 minutes 43 seconds East for a distance of 102.54 feet to a Concrete Monument Found; THENCE North 29 degrees 23 minutes 40 seconds East for a distance of 400.40 feet to a Concrete Monument Found; THENCE North 36 degrees 42 minutes 59 seconds East for a distance of 13.93 feet to a Point, said point being THE POINT OF BEGINNING. THENCE from said point as thus established and continuing along said Right-of-Way of Peachtree Parkway a.k.a. State Route 141,North 36 degrees 42 minutes 59 seconds East for a distance of 30.21 feet to a Point; THENCE leaving said Right-of-Way South 59 degrees 59 minutes 32 seconds East for a distance of 260.00 feet to a Point; THENCE North 34 degrees 57 minutes 42 seconds East for a distance of 513.41 feet to a Point; THENCE North 66 degrees 51 minutes 51 seconds East for a distance of 215.52 feet to a Point along the Southerly Right-of-Way of Medlock Bridge Road (Right-of-Way Varies); THENCE South 30 degrees 19 minutes 01 seconds East for a distance of 30.24 feet to a Point; THENCE leaving said Right-of-Way South 66 degrees 51 minutes 51 seconds West for a distance of 210.73 feet to a Point; THENCE South 34 degrees 57 minutes 42 seconds West for a distance of 532.35 feet to a Point; THENCE North 59 degrees 59 minutes 32 seconds West for a distance of 291.04 feet to a Point, said point being THE POINT OF BEGINNING. Said property contains 0.697 acres

EXHIBIT D Page 2 of 2